UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

Chief Executive Officer

c/o 1WS Credit Income Fund

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023 – October 31, 2024

Item 1. Reports to Stockholders.

(a)

Capital Advisors

1WS Credit Income Fund

Nasdaq:
OWSCX (Class I)
OWSAX (Class A-2)

Annual Report
October 31, 2024

Table of Contents

Management Commentary	1
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	26
Consolidated Statement of Operations	27
Consolidated Statements of Changes in Net Assets	28
Consolidated Statement of Cash Flows	30
Consolidated Financial Highlights	32
Notes to Consolidated Financial Statements	34
Report of Independent Registered Public Accounting Firm	47
Approval of Investment Advisory Agreement	48
Additional Information	50
Trustees and Officers	51
Privacy Policy	53

1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) is a closed-end interval fund launched in March 2019. As of October 31, 2024, the Fund has gross assets under management of approximately $507 million (approximately $420 million net assets). The Fund is a non-diversified, closed-end investment management company. Its investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. The Fund seeks its objective by investing primarily in a wide array of predominantly structured credit and securitized debt instruments.

Overview:

The Fed ended the market debate with respect to the timing of interest rate cuts by lowering the target funds rate at their September FOMC meeting and punctuating the move with a 50 bps rate cut, as opposed to 25 bps. While not yet declaring victory over inflation, in their statement and during the news conference following the rate move, Chairman Powell indicated that it was time to recalibrate their interest rate policy to something more balanced between their dual mandates of stable prices and stable unemployment. While highly anticipated, the market reaction suggests that investors were generally pleased with the rate move, with equities extending their rally into quarter-end and credit spreads generally tightening. For now, it would appear as if the soft landing narrative is gaining favor and continues to support risk assets across credit and equity markets.

While spreads within structured credit sectors have also narrowed, we remain encouraged by the investment opportunities we continue to see. This is particularly true within sectors of consumer ABS and commercial real estate, where we believe fundamental uncertainty remains elevated. This fundamental uncertainty, in our opinion, has resulted in elevated risk premia across a number of sectors, resulting in attractive investment opportunities for those with the requisite underwriting capabilities. Of course, where there is uncertainty there is risk, and rigorous due diligence is paramount. Our underwriting is grounded in bottom-up security-level analysis and stress testing in an attempt to assure adequate asset coverage and principal preservation under a range of potentially adverse future economic outcomes. We believe this enables us to identify and quantify a security's embedded risk profile while also allowing us to select highly attractive risk-adjusted return opportunities.

In contrast to corporate credit spreads, we believe that many sectors within structured credit continue to trade at spread levels well off of their lows, and meaningfully wider on a relative basis when compared with historical corporate benchmarks. While these spreads represent benchmark, new issue pricing levels, there is significant dispersion within the broader sector based on individual security/collateral characteristics, which can drive even greater value and excess return potential, in our opinion.

Net Return Performance as of 10/31/24*

	Calendar YTD	Fiscal YTD	5 Year Annualized	ITD (3/4/19) Annualized	ITD (3/4/19)
1WS Credit Income Fund (OWSCX) Class I shares	9.71%	12.40%	7.59%	7.57%	51.25%
1WS Credit Income Fund (OWSAX) Class A-2 shares**	9.18%	11.72%	6.89%	6.85%	45.67%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	1.86%	10.55%	-0.23%	1.16%	6.74%
ICE BofAML U.S. High Yield Index[2]	7.44%	16.47%	4.38%	4.76%	30.16%

Source: Bloomberg, Finance L.P., Bank of America, OWS

Past performance is not indicative of future returns.

*	OWSCX and OWSAX returns are presented net of all fees and expenses, benchmark returns are gross. Please see pp. 5-7 for important risk disclosures and definitions.

**	OWSAX returns prior to May 2021 reflect the performance of Class I shares, adjusted to reflect the distribution and shareholder servicing fees applicable to Class A2 shares. Additional information on the relevance of Class I performance prior to May 2021 is available upon request by calling the client service number provided at the bottom of this page. Class A2 shares are subject to an upfront sales load of up to 3%, which is not reflected in the returns shown above and, if applied, would lower such returns.

Annual Report | October 31, 2024	1

1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

Management Fee under the Advisory Agreement is calculated at an annual rate of 1.50% of the daily gross assets of the Fund. "Gross Assets" means the total assets of the Fund prior to deducting liabilities. Derivatives are valued at market value for purposes of determining "Gross Assets" in the calculation of management fees. Because the Management Fee is based on the Fund's daily gross assets, the Fund's use of leverage, if any, will increase the Management Fee paid to the Adviser. For the initial year of the Fund, the Adviser voluntarily agreed to reduce the Management Fee to .75%. For the one year period beginning on March 1, 2020, and continuing through the present, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets. The Adviser’s board is under no obligation to continue the fee waiver but may continue to do so.

[1,2]	Please refer to the risk disclosures and definitions on pp. 5-7 for a description of the benchmark indices chosen and the risks associated with comparing 1WS Credit Income Fund returns to those of an index. Investors cannot invest directly in an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index. All performance shown assumes reinvestment of dividends and capital gains distribution in present value. Dividends are not guaranteed and will constitute a return of capital if dividend distributions exceed current-year earnings. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.1WSCapital.com.

Comparison of the Change in Value of a $10,000 Investment

The chart above assumes an initial hypothetical investment of $10,000 made in Class I shares of the Fund on March 4, 2019 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, which can be necessary to keep expenses at the expense cap, total return would be reduced.

2	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

Portfolio Composition1 and Net Return Attribution2

Asset Type	Net Return[2] Attribution Calendar YTD
Asset-Backed Securities (ABS)	2.54%
Collateralized Loan Obligations (CLOs)	0.98%
Commercial Mortgage-Backed Securities (CMBS)	1.04%
European ABS & RMBS	2.41%
Residential Mortgage-Backed Securities (RMBS)	1.63%
Other	1.06%
Interest Rate Hedges	0.05%
Total	9.71%

[1]	The Portfolio Composition as of 10/31/24 differs from the portfolio composition for any point prior to such date and is subject to change at any time. Calculation details based on gross data are available by calling the customer service number on page 5.

[2]	Net return attribution represents portfolio PnL by sector divided by the Fund’s average net asset value for the period reduced by operating expenses and management fee allocated to the sectors based on the market value of the portfolio for the period.

Portfolio Activity:

Consumer fundamentals continue to be mixed across loan type and borrower characteristics. In aggregate, new delinquencies in the credit card and auto loan sectors continue to increase, however, the rate of change has slowed from the pace early following the pandemic. Mortgage and home equity lines of credit (HELOC) continue to track below levels prior to the pandemic, however in aggregate, delinquencies have increased off of their absolute lows according to Equifax data compiled by the New York Fed Consumer Credit Panel.

There continues to be significant dispersion in the underlying fundamental performance across different borrower cohorts. For instance, delinquencies among younger borrowers continue to worsen relative to older borrowers. Similar dispersion can be seen across income and credit cohorts. This reinforces the need for security-level underwriting when evaluating investment opportunities within and across structured credit sectors. Structured credit securities are not homogeneous, even within narrowly defined subsectors of the market. The fundamental performance of seemingly similar securities can vary dramatically based on differences in underlying borrower characteristics, loan originator, excess interest, and deal structure.

We believe that residential credit continues to be supported by strong fundamentals (low delinquencies) and strong technicals (low supply). From a fundamental perspective, seasoned RMBS continues to be supported by historical home price appreciation (HPA), which has resulted in growing home equity for existing homeowners and also reduces the likelihood of default. Despite historically low affordability, home prices have continued to increase due to limited supply and still strong demand. While we expect that HPA will likely moderate going forward, fundamentals of newer originations are supported by strong underlying borrower characteristics. Mortgage credit availability remains historically tight while the distribution of borrowers who are qualifying for mortgages is highly skewed to those with the highest quality credit. This trend has been in place since the global financial crisis (GFC), however, it remains the case.

We continue to be active in the mortgage credit market, focusing primarily on agency credit risk transfer (CRT) securities, and, to a lesser degree, seasoned legacy mortgages and residential transitional loans (RTLs). Agency CRT securities have been among the best-performing sectors within structured credit recently, supported by strong mortgage credit fundamentals and limited supply, according to J.P. Morgan.

Uncertainty within the commercial real estate sector remains top of mind amongst most investors, with particular concern continuing to be concentrated in the office sector. While office properties garner the most headlines pertaining to CRE stress, there is considerable dispersion within the office sector. According to Trepp, when analyzing bank office CRE loans in their database, they found that there was vast dispersion in “criticized” loans (i.e. loans that are shown to have deteriorated, but have not yet been classified as nonperforming). For example, in San Francisco, so-called criticized office CRE loans accounted for more than 60%, of the total while in Phoenix, they were just shy of 20%.

There are many factors to take into account when underwriting commercial real estate, which is why our investments in CMBS are largely focused on single-asset-single-borrower (SASB) securities. We have more confidence in our ability to underwrite properties underlying SASB deals than we do underwriting large multi-property, mixed property type, conduit deals. In addition to being selective with respect to property type, location, and strength of sponsor, there are many other factors that need to be accounted for when estimating a property’s net operating cash flows.

Annual Report | October 31, 2024	3

1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

Within the CMBS sector, we have been taking profits and selling down a number of our exposures within the hospitality sector. Many of these exposures we added post-COVID following significant distress in the sector as a result of the pandemic. Many hospitality properties were closed for extended periods of time as a result of COVID lockdowns and there was limited visibility into the timing and extent of future cash flow recoveries coming out of the pandemic. While selective concerning individual property exposures, we felt the sector as a whole was selling at what we believed were attractive discounts due to distress in the sector as a whole. With the cash flow on many hospitality properties having now recovered, credit spreads in the sector have outperformed and we are now selectively re-allocating capital to what we believe are more attractive investment opportunities within the sector as they arise. We remain cautious of non-investment grade risk, in highly leveraged assets, as rates remain elevated and underwriting cash flows in our view remain challenged in the current environment. We expect to see continued opportunities arise as rating agencies adjust outlooks and more properties come to maturity, which we believe may lead to more ratings downgrades, adverse servicer behavior, further repricing, and in some instances, forced liquidations.

Our non-dollar ABS/RMBS strategy was one of our top-performing sector strategies throughout the year, as the European macro backdrop continues to improve. Many European economies are beginning to see growth strengthening in addition to rate cuts from the Bank of England and the European Central Bank. Within the non-dollar ABS sector, we have been active in the unsecured consumer sector. Similar to the U.S., the variability in consumer fundamentals and differences across collateral types, originators, vintages, and regions highlight the need for detailed underwriting at the security level. Although the European region has, in our opinion, a weaker economic outlook than in the U.S., we do not perceive a widespread decline in fundamental performance within the European ABS sector, and the modest rise in delinquencies and defaults we have seen appears to be specific to particular countries, types of collateral, and originators.

CLO issuance YTD has been robust, with issuance now skewed towards refinance/reset activity rather than new issue. As CLO spreads tighten, the callability option becomes more attractive, as equity holders look to lock in lower funding costs. According to J.P. Morgan, total gross refinance/reset issuance is expected to come in near the 2021 record high. We remain relatively cautious of exposure within the CLO sector. Despite market pricing reflecting minimal distress, defaults are now trending above their long- run average, and are expected to remain elevated throughout 2025, according to J.P. Morgan. We believe the market continues to underweight the fundamental deterioration and the potential tail risks of what an economic downturn, or even a slowing economy, would entail for the leveraged loan sector.

Outlook:

Looking forward, we expect the start of Fed rate policy normalization, albeit at a likely higher-than-expected neutral rate, should be supportive of the economy overall - particularly those sectors most impacted by higher, floating-rate financing costs. We believe that floating-rate corporate debt, commercial real estate, and even some consumer debt should all benefit. The level and pace of future rate moves will continue to be debated as inflation, geopolitical factors, and labor market data evolve. For now, at least, the pressure relief valve on funding costs has been opened.

The question for investors looking forward, in our opinion, is not whether the base case expectation of a soft landing will be realized but rather, whether investors are being adequately compensated for the risk. Broader equity benchmarks continue to set new record highs while corporate credit spreads remain at or near historic lows. We believe current pricing in the equity and corporate credit sectors reflects a benign fundamental outlook with little compensation (risk premia) for future uncertainty.

While spreads within structured credit sectors have also narrowed; in our view, consumer ABS and commercial real estate, for example, are credit sectors with a disproportionate focus on fundamental uncertainty. This fundamental uncertainty, in our opinion, has resulted in elevated risk premia across a number of sectors, resulting in attractive investment opportunities.

While increasing vacancies in the office sector garner the majority of headlines, the impact of higher interest rates, rising operating costs, and tighter lending standards continue to present challenges to the sector overall. As such, benchmark CMBS spreads remain meaningfully wider than historical levels, both on an outright basis and when compared with unsecured corporates. While there is significant dispersion within and across the CMBS market based on underlying property characteristics, we believe the general level of uncertainty surrounding CRE fundamentals has created elevated risk premia and attractive investment opportunities. Of course, having the ability to underwrite individual properties is critical to the valuation process. As important, in many cases, is having a thorough understanding of the cash flow implications of individual CMBS securitizations, particularly if a deal becomes distressed. These can have a material influence not only on the potential recovery of principal but also on the timing of principal recovery. In our opinion, excess return opportunities can be found in distressed situations when the timing of cash flow recoveries has a material influence over realized return.

In addition to outright spread and yield, we also believe that structured credit securities can offer attractive risk-adjusted return characteristics relative to traditional, non-amortizing fixed-maturity bonds like corporate or sovereign bonds. Within the securitized credit market, amortizing cash flows, the prioritization of principal payments within a securitization, excess interest and overcollateralization, as well as deal-specific performance triggers, all impact an individual security's risk profile. Importantly, an individual security's risk profile can change over time as collateral seasons and deal structures pay down. In many instances, as deals pay down, the risk profile of an individual security deleverages and it effectively becomes less risky (i.e. higher credit quality). This deleveraging can significantly enhance a security's expected holding period return relative to spread or yield alone, and protect against a widening of credit spreads generally. The benefits of credit deleveraging and credit spread roll-down within the structured credit sector can provide protection against future credit spread widening, in contrast to say, a portfolio of fixed-maturity corporate bonds. In our opinion, the challenge is identifying investment profiles and deal structures that will drive improving credit quality, deleveraging risk profiles over time.

4	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

While we are optimistic about the investment opportunities present in structured credit markets, we are cautious about potential macroeconomic factors that could lead to heightened volatility in fixed income, credit and equity markets. Although we are not anticipating a widespread decline in credit fundamentals, we recognize that there remain significant risks associated with current economic conditions, inflation, and the geopolitical landscape. Geopolitical tensions such as the ongoing conflict in Ukraine and escalating issues in the Middle East are factors that we believe are not fully reflected in market pricing. Furthermore, the results of the U.S. presidential election may introduce additional uncertainty into the macroeconomic landscape. Given that market risk premium in various credit and equity sectors are at historically low levels, we are not inclined at this time to increase overall portfolio risk exposure. Instead, we believe that this environment favors specialized credit underwriters who emphasize security selection, risk management, and the pursuit of unique sources of returns. It is worth re-iterating that as a dedicated structured “credit” investment manager, we seek to hedge all non-credit risk exposures across our portfolio. For instance, through the use of derivatives, we hedge all interest rate risk embedded within our portfolio as well as hedging various currency exposures derived from our non-dollar investment strategies.

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of the 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing.

Net performance data are pre-tax, fund-level, net of operating expenses, management fees, and any applicable shareholder servicing and distribution fees charged to investors. Actual returns experienced by an investor may vary due to these factors, among others. ITD Net return is a linked monthly return.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk.

There can be no assurance that the Fund will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Annual Report | October 31, 2024	5

1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of October 31, 2024.

There are limitations when comparing the 1WS Credit Income Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/ issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Assets and securities contained within indices are different than the assets and securities contained in the 1WS Credit Income Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see definitions for a description of the investment indexes selected.

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1WS Credit Income Fund	Management Commentary

October 31, 2024 (Unaudited)

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

Credit Risk Transfer (CRT) Securities: CRT securities effectively transfer a portion of the risk associated with credit losses within pools of residential mortgage loans to investors.

Foreign Exchange Rate Hedges: Foreign exchange rate hedges include a variety of different products to help protect against foreign currency expo-sure within our portfolio. In principle, foreign exchange rate hedging products provide greater certainty over future loan repayments.

Interest Rate Hedges: Interest rate hedges include a variety of different products to help protect against interest rate risk. In principle, interest rate hedging products provide greater certainty over future loan repayments.

Non-Dollar ABS: Non-Dollar Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations outside of the U.S. Non- Dollar Asset-Backed Securities are denominated in currencies other than the U.S. Dollar.

Residential Transitional Loans (RTL): Mortgage loans, specifically real estate investment loans, that are usually short duration financing for investors pursuing construction, renovation, and other rehabilitation projects on a property.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property.

Risk Premia: Risk Premia is the investment return an asset is expected to yield in excess of the risk-free rate of return.

SASB: Single Asset Single Borrower (SASB) CMBS transactions involve the securitization of a single loan (SA) or collateralized by a group of assets all owned by the same borrower (SB).

Tranche: Tranches are segments created from a pool of assets - usually debt instruments such as bonds or mortgages - that are divvied up by risk, time to maturity, or other characteristics in order to be marketable to different investors.

Annual Report | October 31, 2024	7

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES (38.48%)

Residential (26.88%)
ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2, Class M1(b)(c)	1M CME TERM SOFR + 0.49%	08/25/36		$674,445	$495,042
AIMS, Series 2007-1, Class B(b)	1M BBSW + 0.57%	07/10/38	A$	786,334	424,441
Alternative Loan Trust, Series 2007-21CB, Class 2A3(b)	1M CME TERM SOFR + 0.61%	09/25/37		$1,003,111	297,623
Alternative Loan Trust, Series 2007-21CB, Class 2A4(b)(d)	5.49% - 1M CME TERM SOFR	09/25/37		927,233	78,629
Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M4(b)	1M CME TERM SOFR + 0.95%	03/25/36		710,138	809,131
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs, Series 2005-R5, Class M7(b)	1M CME TERM SOFR + 1.94%	07/25/35		528,422	609,799
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1(b)(c)	1M CME TERM SOFR + 0.80%	01/25/36		1,353,027	1,301,341
Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE3, Class M1(b)	1M CME TERM SOFR + 0.56%	03/25/36		634,254	540,575
Atlas Funding PLC, Series 2023-1, Class F(b)	N/A(e)	01/25/61		£402,000	555,839
Banc of America Funding , Series 2007-5, Class CA8(b)(d)	5.35% - 1M CME TERM SOFR	07/25/37		$2,228,954	178,093
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A2(b)(c)	1M CME TERM SOFR + 0.57%	01/25/37		854,137	787,173
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 2A2A(b)	1M CME TERM SOFR + 0.35%	04/25/37		857,143	789,857
Bletchley Park Funding PLC, Series 2024-1, Class E(b)	SONIA IR + 4.12%	07/27/28		£430,000	555,132
Bletchley Park Funding PLC, Series 2024-1, Class X1(b)	SONIA IR + 4.12%	07/27/28		252,016	327,823
Brants Bridge PLC, Series 2023-1, Class E(b)	SONIA IR + 4.25%	09/14/26		915,000	1,194,484
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1(b)	1M CME TERM SOFR + 0.61%	02/25/37		$720,860	519,596
Castell PLC, Series 2023-1, Class G(b)(c)	N/A(e)	05/25/55		£399,000	533,272
Castell PLC, Series 2023-2, Class G(b)	SONIA IR + 9.90%	11/25/55		407,000	541,551
Castell PLC, Series 2023-2, Class X(b)	SONIA IR + 7.25%	11/25/55		70,498	91,668
Connecticut Avenue Securities, Series 2021-R02, Class 2B2(b)(f)	30D US SOFR + 6.20%	11/25/41		$2,926,000	3,101,560
Connecticut Avenue Securities Trust, Series 2022-R05, Class 2B2(b)(f)	30D US SOFR + 7.00%	04/25/42		456,000	499,913
Connecticut Avenue Securities Trust, Series 2023-R03, Class 2B1(b)(f)	30D US SOFR + 6.35%	04/25/43		996,000	1,135,639
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1B1(b)(f)	30D US SOFR + 3.90%	07/25/43		333,000	361,738
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1B2(b)(f)	30D US SOFR + 4.00%	01/25/44		1,875,000	1,954,687
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1B2(b)(c)(f)	30D US SOFR + 3.70%	02/25/44		2,655,000	2,728,013
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35		127,148	99,506
CWABS Asset-Backed Certificates Trust, Series 2004-15, Class MV7(b)	1M CME TERM SOFR + 2.51%	02/25/35		734,113	508,080
CWABS Asset-Backed Certificates Trust, Series 2005-2, Class M6(b)(c)	30D US SOFR + 2.03%	08/25/35		533,614	498,075
CWABS Asset-Backed Certificates Trust 2006-11, Series 2006-12, Class M1(b)	1M CME TERM SOFR + 0.56%	12/25/36		682,323	650,391
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 2A2(b)	1M CME TERM SOFR + 0.75%	08/25/47		899,907	648,293
Dilosk RMBS NO 7 DAC, Series 2023-7, Class X1(b)	3M EUR L + 6.33%	10/20/62		€159,586	174,284
Dilosk RMBS No 8 Sts DAC, Series 2024-STS, Class F(b)	9.57%	05/20/62		459,000	537,072
Dilosk RMBS No 8 Sts DAC, Series 2024-STS, Class X(b)	11.92%	05/20/62		500,714	550,587

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Dilosk Rmbs NO 9 Dac, Series 2024-9, Class X2(b)	N/A(e)	01/25/28	€613,000	$545,034
Domi BV, Series 2020-1, Class F(b)(c)	3M EUR L + 6.50%	04/15/52	500,000	547,138
Domi BV, Series 2020-1, Class X2(b)(c)	3M EUR L + 6.75%	04/15/52	211,935	233,114
Domi BV, Series 2021-1, Class E(b)(c)	3M EUR L + 6.50%	06/15/53	704,000	769,068
Domi BV, Series 2021-1, Class X2(b)	3M EUR L + 6.50%	06/15/53	96,794	105,930
Domi BV, Series 2024-1, Class E(b)	3M EUR L + 5.65%	09/17/29	463,000	504,887
Domi BV, Series 2024-1, Class X(b)	3M EUR L + 3.98%	09/17/29	463,000	508,563
Eagle RE, Ltd., Series 2023-1, Class M2(b)(f)	30D US SOFR + 5.20%	09/26/33	$728,500	764,051
East One PLC, Series 2024-1, Class E(b)	SONIA IR + 4.50%	06/27/27	£783,000	1,016,208
East One PLC, Series 2024-1, Class X(b)	SONIA IR + 5.44%	06/27/27	213,876	276,197
Elstree Funding No 5 PLC, Series 2024-5, Class E(b)	N/A(e)	03/21/28	382,000	493,213
Elstree Funding No 5 PLC, Series 2024-5, Class F(b)	N/A(e)	03/21/28	404,000	521,618
E-MAC Program BV, Series 2007-NL3X, Class D(b)(c)	3M EUR L + 0.50%	07/25/47	€543,241	472,019
Eurohome UK Mortgages 2007 -1 PLC, Series 2007-1, Class B2(b)	SONIA IR + 3.22%	06/15/44	£430,000	524,304
Eurohome UK Mortgages PLC, Series 2007-2, Class B1(b)(c)	SONIA IR + 1.52%	09/15/44	1,467,000	1,764,894
Eurosail 2006-2bl PLC, Series 2006-2X, Class D1C(b)(c)	SONIA IR + 0.92%	12/15/44	1,191,000	1,438,685
Eurosail 2006-3nc PLC, Series 2006-3X, Class D1A(b)(c)	3M EUR L + 0.90%	09/10/44	€624,000	620,518
Eurosail 2006-4np PLC, Series 2006-4X, Class D1C(b)(c)	SONIA IR + 0.92%	12/10/44	£645,564	777,237
Eurosail-UK 2007-5np PLC, Series 2007-5X, Class B1C(b)	SONIA IR + 2.14%	09/13/45	389,132	460,725
Exmoor Funding PLC, Series 2024-1, Class X(b)	3M EUR L + 5.65%	06/25/28	394,000	512,161
Fieldstone Mortgage Investment Trust, Series 2005-3, Class M2(b)	1M CME TERM SOFR + 0.79%	02/25/36	$1,626,000	521,946
Finance Ireland RMBS NO 7 DAC, Series 2024-7, Class E(b)	3M EUR L + 4.19%	12/24/63	€466,000	508,361
Finance Ireland RMBS NO 7 DAC, Series 2024-7, Class X(b)	3M EUR L + 3.72%	12/24/63	374,764	408,179
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(b)(c)	1M CME TERM SOFR + 0.86%	11/25/36	$1,966,234	1,315,608
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2(b)	1M CME TERM SOFR + 0.71%	01/25/36	548,277	518,396
Freddie Mac STACR REMIC Trust, Series 2020-DNA1, Class B2(b)(f)	30D US SOFR + 5.36%	01/25/50	494,000	548,044
Freddie Mac STACR REMIC Trust, Series 2020-DNA2, Class B2(b)(f)	30D US SOFR + 4.91%	02/25/50	1,749,000	1,889,969
Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2(b)(f)	30D US SOFR + 5.65%	12/25/50	1,381,000	1,571,302
Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2(b)(f)	30D US SOFR + 10.11%	07/25/50	1,029,000	1,392,957
Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B2(b)(f)	30D US SOFR + 9.51%	09/25/50	439,000	583,343
Freddie Mac STACR REMIC Trust, Series 2023-DNA1, Class B1(b)(f)	13.47%	03/25/43	547,000	637,747
Freddie Mac STACR REMIC Trust, Series 2023-DNA2, Class B1(b)(f)	30D US SOFR + 7.60%	04/25/43	955,000	1,100,829
Freddie Mac STACR REMIC Trust, Series 2023-DNA2, Class M2(b)(c)(f)	30D US SOFR + 5.70%	04/25/43	332,000	374,795
Fremont Home Loan Trust, Series 2004-C, Class M3(b)	1M CME TERM SOFR + 1.84%	08/25/34	170	–
FT RMBS Miravet, Series 2023-1, Class E(b)(c)	3M EUR L + 3.00%	11/26/66	€600,000	604,157
FT RMBS Miravet, Series 2023-1, Class F(b)(c)	3M EUR L + 4.00%	11/26/66	600,000	592,475
Fylde Funding PLC, Series 2024-1, Class E(b)	SONIA IR + 4.15%	10/25/28	£741,000	956,635
GSAA Home Equity Trust, Series 2007-8, Class A4(b)	1M CME TERM SOFR + 1.31%	08/25/37	$547,743	295,781
Harben Finance, Series 2022-1RA, Class G(b)(f)	SONIA IR + 4.30%	09/28/26	£391,000	506,598
Hermitage 2024 PLC, Series 2024-1, Class E(b)	SONIA IR + 3.90%	04/21/33	349,702	451,467
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2005-D, Class M2(b)	1M CME TERM SOFR + 0.82%	03/25/36	$458,950	288,680

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	9

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-A, Class M1(b)	1M CME TERM SOFR + 0.71%	03/25/36	$785,417	$558,353
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-C, Class M1(b)	1M CME TERM SOFR + 0.55%	08/25/36	544,040	584,952
Home RE, Ltd., Series 2022-1, Class M1C(b)(c)(f)	30D US SOFR + 5.50%	10/25/34	1,034,000	1,090,560
Home RE, Ltd., Series 2023-1, Class M1B(b)(c)(f)	30D US SOFR + 4.60%	10/25/33	1,000,000	1,038,500
Homeward Opportunities Fund Trust, Series 2024-RRTL2, Class M1(b)(f)	8.16%	09/25/39	500,000	497,950
Hops Hill No2 PLC, Series 2022-2, Class E(b)	SONIA IR + 5.25%	11/27/54	£1,072,000	1,410,083
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(b)	1M CME TERM SOFR + 0.67%	02/25/36	$894,124	621,237
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(b)(c)	1M CME TERM SOFR + 0.59%	07/25/36	1,105,092	1,057,905
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class C(b)	1M EUR L + 2.50%	01/26/65	€880,000	943,914
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class D(b)	1M EUR L + 3.25%	01/26/65	557,000	593,395
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class E(b)	1M EUR L + 4.25%	01/26/65	557,000	586,730
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class F(b)	1M EUR L + 5.25%	01/26/65	749,000	762,500
Landmark Mortgage Securities No 3 PLC, Series 2007-3, Class D(b)(c)	SONIA IR + 4.12%	04/17/44	£447,234	578,880
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)(c)	3M EUR L + 0.84%	06/15/45	€500,000	380,440
Lehman Mortgage Trust, Series 2006-9, Class 1A5(b)(c)	1M CME TERM SOFR + 0.71%	01/25/37	$687,647	361,633
Lehman Mortgage Trust, Series 2007-5, Class 6A1(b)	1M CME TERM SOFR + 0.43%	10/25/36	3,537,563	1,432,006
LHOME Mortgage Trust, Series 2024-RTL4, Class M1(b)(f)	7.79%	01/25/27	500,000	505,800
LHOME Mortgage Trust, Series 2024-RTL5, Class M1(b)(f)	6.82%	09/25/39	500,000	500,400
Ludgate Funding PLC, Series 2008-W1X, Class D(b)	SONIA IR + 1.62%	01/01/61	£425,205	482,873
Merrion Square Residential 2024-1 DAC, Series 2024-1X, Class C(b)	1M EUR L + 2.35%	06/24/27	€474,000	507,343
Merrion Square Residential 2024-1 DAC, Series 2024-1X, Class D(b)	1M EUR L + 3.25%	06/24/27	475,000	508,052
Merrion Square Residential 2024-1 DAC, Series 2024-1X, Class E(b)	1M EUR L + 4.25%	06/24/27	811,000	856,229
MFA , Series 2024-RTL3, Class A1(f)	5.91%	11/25/39	$643,000	647,822
MFA , Series 2024-RTL3, Class A2(f)	6.54%	11/25/39	643,000	647,823
Miravet Sarl - Compartment, Series 2019-1, Class E(b)(c)	3M EUR L + 3.00%	05/26/65	€500,000	534,084
Miravet Sarl - Compartment, Series 2020-1, Class E(b)(c)	3M EUR L + 4.00%	05/26/65	1,135,000	1,232,990
Molossus Btl PLC, Series 2024-1, Class E(b)	SONIA IR + 3.94%	10/18/26	£426,000	549,748
Molossus Btl PLC, Series 2024-1, Class F(b)	SONIA IR + 4.93%	10/18/26	399,000	515,831
Molossus Btl PLC, Series 2024-1, Class X(b)	SONIA IR + 4.83%	10/18/26	374,786	487,331
MORTI 2024-MIX E	N/A(e)	09/22/67	857,000	1,105,065
MORTI 2024-MIX X	N/A(e)	09/22/67	578,000	745,306
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(b)	1M CME TERM SOFR + 0.58%	04/25/37	$1,200,099	1,260,584
Newgate Funding PLC, Series 2006-2, Class DB(b)	3M EUR L + 0.90%	12/01/50	€40,364	40,367
Newgate Funding PLC, Series 2007-1X, Class DB(b)	3M EUR L + 0.75%	12/01/50	539,307	490,834
Newgate Funding PLC, Series 2007-2X, Class E(b)	SONIA IR + 3.87%	12/15/50	£419,190	485,989
NYMT 2024-BPL2 M(f)	8.41%	05/25/39	$3,750,000	3,789,750
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(b)(c)	1M CME TERM SOFR + 0.94%	08/25/36	913,970	808,132
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW, Series 2005-WCW2, Class M5(b)	1M CME TERM SOFR + 1.13%	07/25/35	554,509	528,669
Parkmore Point RMBS 2022-1 PLC, Series 2022-1X, Class D(b)(c)	SONIA IR + 3.50%	07/25/45	£440,000	564,071
Pierpont Btl PLC, Series 2023-1, Class X(b)	SONIA IR + 7.94%	09/21/54	146,011	189,555

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Polaris PLC, Series 2021-1, Class F(b)	SONIA IR + 3.40%	12/23/58	£377,000	$488,021
Polaris PLC, Series 2022-1, Class E(b)	SONIA IR + 3.40%	10/23/59	553,000	713,854
Polaris PLC, Series 2022-2, Class E(b)	SONIA IR + 5.75%	05/23/59	795,579	1,034,278
Polaris PLC, Series 2023-1, Class F(b)	SONIA IR + 8.25%	02/23/61	403,000	539,138
Polaris PLC, Series 2023-2, Class E(b)	SONIA IR + 6.00%	02/27/27	555,000	754,509
Polaris PLC, Series 2023-2, Class F(b)	SONIA IR + 8.75%	02/27/27	403,000	551,610
Polaris PLC, Series 2023-2, Class X(b)	SONIA IR + 8.00%	02/27/27	111,699	145,817
Polaris PLC, Series 2024-1, Class F(b)	SONIA IR + 5.65%	02/26/28	395,000	514,684
Polaris PLC, Series 2024-1, Class X(b)	SONIA IR + 5.65%	02/26/28	260,499	338,489
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(g)	3.44%	11/25/35	$404,130	269,838
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(c)(g)	3.51%	01/25/36	396,293	338,156
Portman Square 2023-NPL1 DAC, Series 2023-NPL1X, Class B(b)	3M EUR L + 4.00%	07/25/63	€367,750	390,683
Radnor Re, Ltd., Series 2024-1, Class B1(b)(f)	30D US SOFR + 5.15%	09/25/34	$150,000	153,240
Radnor Re, Ltd., Series 2024-1, Class M1B(b)(f)	30D US SOFR + 2.90%	09/25/34	542,000	545,360
Radnor Re, Ltd., Series 2024-1, Class M1C(b)(f)	30D US SOFR + 3.50%	09/25/34	500,000	507,750
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(b)(c)	1M CME TERM SOFR + 0.49%	05/25/46	860,818	884,836
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(b)(c)	1M CME TERM SOFR + 0.76%	07/25/36	386,740	275,513
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(b)(c)	1M CME TERM SOFR + 0.81%	07/25/36	570,160	407,208
Residential Asset Securitization Trust, Series 2005-A15, Class 2A10(b)	1M CME TERM SOFR + 0.56%	02/25/36	1,382,180	408,434
RMAC Securities No 1 PLC, Series 2006-NS4X, Class B1C(b)	3M EUR L + 0.85%	06/12/44	€470,844	468,831
Rochester Financing No 3 PLC, Series 2021-3, Class E(b)	SONIA IR + 2.50%	12/18/44	£404,000	505,938
Rochester Financing No 3 PLC, Series 2021-3, Class F(b)	SONIA IR + 2.50%	12/18/44	412,000	507,350
SMI Equity Release 2018-1 DAC, Series 2023-1, Class BRR(b)	3M EUR L + 5.00%	06/20/45	€500,000	505,205
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(b)(c)	1M CME TERM SOFR + 0.94%	12/25/35	$1,773,967	1,563,929
Soundview Home Loan Trust, Series 2006-OPT2, Class M1(b)	1M CME TERM SOFR + 0.56%	05/25/36	629,688	498,273
Stratton Mortgage Funding 2024-1 PLC, Series 2024-1A, Class F(b)(f)	3M SONIA IR + 4.00%	06/20/60	£465,000	591,323
Stratton Mortgage Funding 2024-2 PLC, Series 2024-2X, Class E(b)	SONIA IR + 3.75%	06/28/50	400,000	512,740
Stratton Mortgage Funding PLC, Series 2024-3, Class E(b)	SONIA IR + 3.75%	06/25/49	395,000	508,266
Stratton Mortgage Funding PLC, Series 2024-3, Class F(b)	SONIA IR + 4.75%	06/25/49	396,000	504,957
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(b)	1M CME TERM SOFR + 0.86%	10/25/35	$992,399	830,440
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(b)(c)	1M CME TERM SOFR + 0.79%	11/25/35	1,331,870	1,126,362
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(b)(c)	1M CME TERM SOFR + 0.42%	09/25/36	1,907,568	1,069,001
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC6, Class M1(b)	1M CME TERM SOFR + 0.38%	01/25/37	577,274	500,958
Structured Asset Securities Corp. Mortgage Loan Trust 2006-W1, Series 2006-W1A, Class M1(b)(f)	1M CME TERM SOFR + 0.41%	08/25/46	2,111,754	2,077,121
SYON, Series 2020-2, Class E	6.27%	12/17/27	£842,119	1,118,887
Together Asset Backed Securitisation 2024-1ST2 PLC, Series 2024-1ST2X, Class E(b)	N/A(e)	09/12/28	810,000	1,045,714

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	11

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class E(b)	SONIA IR + 3.50%	01/20/27	£833,000	$1,078,200
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class F(b)	SONIA IR + 4.50%	01/20/27	556,000	721,096
Towd Point Mortgage Trust, Series 2017-1, Class B4(b)(f)	3.85%	06/25/32	$743,000	562,451
Triangle Re, Ltd., Series 2021-2, Class B1(b)(f)	1M CME TERM SOFR + 7.61%	10/25/33	469,000	508,302
Triangle Re, Ltd., Series 2021-3, Class B1(b)(f)	30D US SOFR + 4.95%	02/25/34	591,600	610,768
Triangle Re, Ltd., Series 2023-1, Class M1B(b)(c)(f)	30D US SOFR + 5.25%	11/25/33	1,015,000	1,073,058
Twin Bridges PLC, Series 2022-1, Class X2(b)	3M SONIA IR + 5.00%	12/01/55	£367,541	473,408
Twin Bridges PLC, Series 2022-2, Class E(b)	SONIA IR + 5.50%	06/12/55	241,000	312,841
Uropa Securities PLC, Series 2007-1, Class B1A(b)(c)	SONIA IR + 1.47%	10/10/40	531,032	611,749
Uropa Securities PLC, Series 2007-1, Class B1B(b)(c)	3M EUR L + 1.35%	10/10/40	€514,921	501,686
Uropa Securities PLC, Series 2007-1, Class B2A(b)	SONIA IR + 4.12%	10/10/40	£433,748	492,296
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1C(b)	12M US FED + 1.00%	02/25/46	$189,291	287,514
Total Residential Mortgage Backed Securities				$112,915,508

Commercial (11.60%)
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class B(b)(f)	1M CME TERM SOFR + 1.56%	09/15/38	1,207,000	1,112,492
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class C(b)(f)	1M CME TERM SOFR + 2.11%	09/15/38	668,000	604,206
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D(b)(f)	1M CME TERM SOFR + 2.86%	09/15/38	667,000	563,615
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F(b)(f)	1M CME TERM SOFR + 5.11%	09/15/38	2,500,000	1,791,000
BBCMS Mortgage Trust, Series 2021-AGW, Class A(b)(f)	1M CME TERM SOFR + 1.36%	06/15/36	560,000	536,704
BBCMS Mortgage Trust, Series 2021-AGW, Class E(b)(f)	1M CME TERM SOFR + 3.26%	06/15/26	588,000	507,856
BBCMS Mortgage Trust, Series 2021-AGW, Class F(b)(c)(f)	1M CME TERM SOFR + 4.11%	06/15/36	1,361,000	1,163,519
BFLD Mortgage Trust, Series 2021-FPM, Class D(b)(c)(f)	1M CME TERM SOFR + 4.76%	06/15/38	500,000	499,650
BFLD Mortgage Trust, Series 2021-FPM, Class E(b)(c)(f)	1M CME TERM SOFR + 5.76%	06/15/38	533,000	532,627
BHMS, Series 2018-ATLS, Class D(b)(f)	1M CME TERM SOFR + 2.55%	07/15/35	1,202,000	1,199,716
BPR Trust, Series 2021-WILL, Class C(b)(c)(f)	1M CME TERM SOFR + 4.11%	06/15/38	500,000	498,150
BPR Trust, Series 2021-WILL, Class E(b)(f)	1M CME TERM SOFR + 6.86%	06/15/38	500,000	498,250
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D(b)(c)(f)	5.23%	11/10/46	583,581	560,004
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class E(f)	3.30%	10/10/47	564,000	254,420
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class E(b)(f)	5.10%	05/10/49	1,364,000	1,204,276
COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class E(f)	3.60%	07/15/47	1,000,000	902,600
COMM Mortgage Trust, Series 2019-521F, Class A(b)(f)	1M CME TERM SOFR + 1.05%	06/15/34	2,150,000	2,034,760

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Series 2021-2400, Class B(b)(f)	1M CME TERM SOFR + 1.86%	12/15/38	$5,000,000	$4,780,500
CSMC, Series 2020-FACT, Class D(b)(c)(f)	1M CME TERM SOFR + 3.82%	10/15/37	500,000	472,800
CSMC, Series 2020-FACT, Class E(b)(f)	1M CME TERM SOFR + 4.98%	10/15/37	534,000	497,207
CSMC Trust, Series 2017-PFHP, Class A(b)(f)	1M CME TERM SOFR + 1.00%	12/15/30	1,190,000	1,166,676
DBWF Mortgage Trust, Series 2024-LCRS, Class E(b)(c)(f)	1M CME TERM SOFR + 4.19%	04/15/29	2,000,000	2,001,800
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G(b)(f)	1M CME TERM SOFR + 4.11%	12/15/36	839,000	784,298
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class A(b)(f)	1M CME TERM SOFR + 1.41%	05/15/26	538,000	501,093
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class B(b)(f)	1M CME TERM SOFR + 1.86%	05/15/26	1,000,000	823,300
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class C(b)(f)	1M CME TERM SOFR + 2.11%	05/15/26	567,000	418,219
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class D(b)(f)	1M CME TERM SOFR + 2.76%	05/15/26	1,043,000	640,819
GS Mortgage Securities Trust, Series 2013-GC10, Class D(b)(f)	4.54%	02/10/46	585,000	551,070
HPLY Trust, Series 2019-HIT, Class F(b)(f)	1M CME TERM SOFR + 3.26%	11/15/26	664,500	670,613
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(f)	PRIME + 0.96%	10/15/32	128,168	127,656
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A(b)(f)	1M CME TERM SOFR + 1.61%	09/15/29	582,668	550,388
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C(b)(f)	1M CME TERM SOFR + 2.21%	09/15/29	135,000	116,735
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class D(b)(f)	1M CME TERM SOFR + 2.46%	09/15/29	1,000,000	769,600
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class E(f)	3.50%	11/15/45	1,000,000	741,800
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class F(f)	3.59%	11/15/45	1,098,000	649,687
JW Trust, Series 2024-BERY, Class E(b)(f)	1M CME TERM SOFR + 3.54%	11/15/29	1,500,000	1,500,000
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class F(f)	3.71%	02/15/47	185,126	173,000
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class E(b)(f)	4.52%	10/15/48	660,000	551,694
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class G(b)(c)(f)	4.52%	10/15/48	1,449,060	799,591
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class E(b)(f)	1M CME TERM SOFR + 3.32%	11/15/34	580,000	573,098
Morgan Stanley Capital I Trust, Series 2018-H3, Class D(f)	3.00%	07/15/51	1,000,000	815,700
Morgan Stanley Capital I Trust, Series 2021-230P, Class E(b)(f)	1M CME TERM SOFR + 3.19%	12/15/38	1,651,000	1,362,901

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	13

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class C(b)(c)(f)	4.25%	08/15/36	$895,000	$694,788
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class D(b)(f)	4.40%	08/15/36	378,000	231,865
Natixis Commercial Mortgage Securities Trust, Series 2022-JERI, Class A(b)(f)	1M CME TERM SOFR + 1.40%	01/15/39	2,084,266	1,902,310
SMR Mortgage Trust, Series 2022-IND, Class E(b)(f)	1M CME TERM SOFR + 5.00%	02/15/39	915,677	901,301
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class C(b)(f)	1M CME TERM SOFR + 3.78%	05/15/37	500,000	503,400
VCP Tyler Pref, LLC(h)	13.50%	12/29/25	2,166,784	2,166,784
Velocity Commercial Capital Loan Trust, Series 2024-2, Class M4(b)(f)	10.71%	04/25/54	493,144	497,385
WCORE Commercial Mortgage Trust, Series 2024-CORE, Class E(b)(f)	1M CME TERM SOFR + 3.94%	11/15/26	1,110,000	1,134,864
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class E(f)	3.15%	09/15/57	1,311,000	1,179,245
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class F(f)	3.15%	09/15/57	489,500	407,900
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class G(f)	3.15%	09/15/57	814,500	612,585
Wilmot Plaza Mezz Loan, Class F(h)	11.15%	10/01/31	2,000,000	2,000,000
Total Commercial Mortgage Backed Securities				$48,736,517

TOTAL MORTGAGE-BACKED SECURITIES (Cost $159,187,494)				$161,652,025

ASSET-BACKED SECURITIES (42.84%)

Automobile (19.60%)
ACC Trust, Series 2022-1, Class C(f)	3.24%	10/20/25	1,100,000	400,620
ACM Auto Trust 2023-1, Series 2023-1A, Class D(c)(f)	12.58%	01/22/30	2,777,000	2,892,801
ACM Auto Trust 2023-2, Series 2023-2A, Class B(c)(f)	9.85%	06/20/30	1,835,000	1,892,252
ACM Auto Trust 2024-1, Series 2024-1A, Class B(c)(f)	11.40%	01/21/31	851,000	890,742
ACM Auto Trust 2024-2, Series 2024-2A, Class B(f)	9.21%	04/20/26	500,000	514,900
Ares Lusitani-STC SA / Pelican Finance 2, Series 2021-2, Class E(b)	6.40%	01/25/35	€138,069	141,849
Arivo Acceptance Auto Loan Receivables Trust 2024-1, Series 2024-1A, Class D(f)	12.55%	01/15/28	$1,250,000	1,348,500
Asset-Backed European Securitisation Transaction Twenty-Three Sarl, Series 2024-23, Class M(b)	1M EUR L + 6.20%	03/21/34	€696,000	758,057
Auto ABS Italian Stella Loans SRL, Series 2024-1, Class E(b)	1M EUR L + 4.50%	12/29/36	47,513	51,776
Auto ABS Spanish Loans Fondo Titulizacion, Series 2022-1, Class D(b)	1M EUR L + 4.25%	02/28/32	403,518	443,600
Auto ABS Spanish Loans FT, Series 2024-1, Class D(b)	N/A(e)	09/28/38	1,562,000	1,701,103
Auto ABS Spanish Loans FT, Series 2024-1, Class E(b)	7.35%	09/28/38	448,000	487,896
Auto1 Car Funding Sarl, Series 2024-1, Class D(b)	1M EUR L + 3.50%	12/15/33	500,000	562,203
AutoFlorence 2 Srl, Series 2021-2, Class F	5.00%	12/24/44	36,424	38,277
Autonoria Spain 2021 FT, Series 2021-SP, Class G(b)	5.25%	01/31/39	260,079	259,872
Autonoria Spain 2022 FT, Series 2022-SP, Class E(b)	1M EUR L + 7.00%	01/29/40	300,284	344,664
Autonoria Spain 2023 FT, Series 2023-SP, Class F(b)	1M EUR L + 6.90%	09/30/41	426,379	477,660
Bbva Consumer Auto Fondo De Titulizacion, Series 2022-1, Class E(b)	3M EUR L + 8.00%	02/17/36	458,610	537,015
Bbva Consumer Auto FT, Series 2024-1, Class D(b)	3M EUR L + 5.40%	10/22/29	446,812	487,428
Bbva Consumer Auto FT, Series 2024-1, Class E(b)	3M EUR L + 8.20%	10/22/29	446,812	491,608
Bbva Consumer Auto FT, Series 2024-1, Class Z(b)	3M EUR L + 7.90%	10/22/29	437,500	479,745
Cardiff Auto Receivables Securitisation PLC, Series 2024-1, Class E(b)	SONIA IR + 4.25%	08/20/31	£1,976,000	2,579,817

See Notes to Consolidated Financial Statements.

14	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
ASSET-BACKED SECURITIES (continued)
CarNow Auto Receivables Trust 2023-1, Series 2023-1A, Class E(f)	12.04%	04/16/29	$423,000	$348,171
Carvana Auto Receivables Trust, Series 2022-P1, Class R(f)(h)	N/A(e)	07/10/27	4,000	932,773
Carvana Auto Receivables Trust, Series 2023-N1, Class E(f)	10.46%	03/10/28	1,500,000	1,613,100
Carvana Auto Receivables Trust, Series 2023-N4, Class E(c)(f)	9.56%	11/10/28	1,889,000	1,985,906
Carvana Auto Receivables Trust, Series 2024-N3, Class E(c)(f)	7.66%	09/10/29	1,250,000	1,235,625
CPS Auto Receivables Trust, Series 2022-C, Class E(f)	9.08%	04/15/30	700,000	738,850
CPS Auto Receivables Trust, Series 2022-D, Class E(c)(f)	12.12%	06/17/30	1,431,000	1,600,144
CPS Auto Receivables Trust, Series 2023-A, Class E(f)	10.59%	08/15/30	1,400,000	1,516,620
CPS Auto Receivables Trust, Series 2023-C, Class E(f)	9.66%	08/16/27	780,000	851,604
CPS Auto Receivables Trust, Series 2024-A, Class E(f)	8.42%	02/15/28	700,000	715,750
CPS Auto Receivables Trust, Series 2024-D, Class E(f)	7.13%	12/17/28	1,000,000	983,400
Credito Real USA Auto Receivables Trust 2021-1, Series 2021-1A, Class C(f)	4.37%	01/18/28	1,108,000	1,108,000
Dowson PLC, Series 2022-1, Class E(b)	SONIA IR + 4.80%	05/20/25	£109,000	140,129
Dowson PLC, Series 2022-1, Class E(b)	SONIA IR + 4.80%	01/20/29	381,000	489,809
Dowson PLC, Series 2022-2, Class E(b)	SONIA IR + 8.00%	08/20/29	651,000	851,860
Dowson PLC, Series 2024-1, Class E(b)	8.88%	08/20/31	577,000	744,910
Dowson PLC, Series 2024-1, Class F(b)	11.65%	08/20/31	1,252,000	1,616,984
DT Auto Owner Trust 2022-1, Series 2022-1A, Class E(f)	5.53%	11/17/25	$535,000	520,716
E-Carat DE, Series 2024-1, Class F(b)	1M EUR L + 4.67%	11/25/35	€400,000	441,234
Exeter Automobile Receivables Trust 2022-3, Series 2022-3A, Class E(f)	9.09%	02/16/27	$1,396,000	1,397,117
Exeter Automobile Receivables Trust 2022-4, Series 2022-4A, Class E(c)(f)	8.23%	03/15/30	2,853,000	2,912,057
Exeter Automobile Receivables Trust 2022-5, Series 2022-5A, Class E(f)	10.45%	04/15/30	1,989,000	2,148,120
Exeter Automobile Receivables Trust 2022-6, Series 2022-6A, Class E(c)(f)	11.61%	06/17/30	2,611,000	2,879,933
Exeter Automobile Receivables Trust 2024-2, Series 2024-2A, Class E(f)	7.98%	11/15/28	1,783,000	1,804,396
Exeter Automobile Receivables Trust 2024-4, Series 2024-4A, Class E(c)(f)	7.65%	02/17/32	863,000	873,011
FCT Autonoria DE 2023, Series 2023-DE, Class F(b)	1M EUR L + 7.50%	01/26/43	€311,649	351,980
FCT Autonoria DE 2023, Series 2023-DE, Class G(b)	1M EUR L + 10.50%	01/26/43	310,663	350,764
Flagship Credit Auto Trust, Series 2021-1, Class R(f)(h)	N/A(e)	04/17/28	$2,740	187,825
Flagship Credit Auto Trust, Series 2022-2, Class E(f)	8.20%	06/15/29	926,000	503,374
Flagship Credit Auto Trust, Series 2022-4, Class E(c)(f)	12.66%	01/15/30	1,879,000	2,000,759
Flagship Credit Auto Trust, Series 2023-3, Class E(f)	9.74%	06/17/30	1,000,000	998,600
FTA Santander Consumer Spain Auto, Series 2022-1, Class E(b)	3M EUR L + 12.00%	09/20/38	€379,428	423,453
FTA Santander Consumer Spain Auto, Series 2023-1, Class E(b)	3M EUR L + 7.25%	12/22/30	600,000	689,132
FTA Santander Consumer Spain Auto, Series 2023-1, Class F(b)	3M EUR L + 10.00%	12/22/30	40,071	43,822
Golden Bar Securitisation Srl, Series 2024-1, Class D(b)	3M EUR L + 3.40%	09/22/43	674,000	734,023
Golden Bar Securitisation Srl, Series 2021-1, Class E(c)	2.75%	09/22/41	239,447	249,936
Golden Bar Securitisation Srl, Series 2023-2, Class E(b)(c)	3M EUR L + 8.50%	09/22/43	1,141,000	1,310,996
Golden Bar Securitisation Srl, Series 2023-2, Class F(b)	3M EUR L + 10.90%	09/22/43	37,257	40,797
Lobel Automobile Receivables Trust, Series 2023-1, Class D(f)	8.00%	06/15/27	$500,000	482,800
Merchants Fleet Funding LLC, Series 2024-1A, Class E(f)	9.35%	01/20/28	1,000,000	1,007,700
Octane Receivables Trust 2023-2, Series 2023-2A, Class E(f)	10.50%	06/20/31	904,000	949,833
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class F(b)	1M EUR L + 4.50%	11/26/30	€84,513	92,260
Pony SA Compartment German Auto Loans, Series 2024-1, Class E(b)	1M EUR L + 3.75%	08/14/28	500,000	550,292
Red & Black Auto Germany 9 UG, Series 2022-9, Class D(b)	1M EUR L + 5.60%	12/15/26	370,772	419,923

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	15

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Red & Black Auto Italy Srl, Series 2023-2, Class E(b)	1M EUR L + 7.00%	02/28/28		€469,000	$530,254
Research-Driven Pagaya Motor Asset Trust 2023-3, Series 2023-3A, Class C(f)	9.00%	01/26/32		$549,803	533,639
Research-Driven Pagaya Motor Asset Trust 2023-4, Series 2023-4A, Class C(c)(f)	9.00%	01/25/27		549,236	532,485
Research-Driven Pagaya Motor Asset Trust VII, Series 2022-3A, Class C(f)	10.04%	11/25/30		2,046,336	2,056,772
SAFCO Auto Receivables Trust 2024-1, Series 2024-1A, Class E(f)	10.85%	01/18/30		500,000	521,600
Santander Consumer Finance SA/NOMA, Series 2023-1, Class B(b)	12.37%	10/31/33	DKK	10,076,220	1,477,400
Satus PLC, Series 2021-1, Class F(b)	1M SONIA IR + 5.40%	08/17/28		£600,000	774,835
Satus PLC, Series 2024-1, Class D(b)	SONIA IR + 3.30%	04/19/27		739,000	953,576
Satus PLC, Series 2024-1, Class E(b)	SONIA IR + 5.30%	04/19/27		670,000	866,528
SCF Rahoituspalvelut X DAC, Series 2021-10, Class D	5.35%	10/25/31		€186,285	194,019
SCF Rahoituspalvelut XIII DAC, Series 2024-13, Class E(b)	1M EUR L + 7.72%	02/25/29		500,000	546,594
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No 5, Series 2020-5, Class D	7.25%	02/25/35		214,012	223,038
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class F(b)	1M EUR L + 5.49%	09/20/38		207,611	219,482
Tricolor Auto Securitization Trust 2024-1, Series 2024-1A, Class E(f)	11.91%	11/15/26		$386,000	398,120
Tricolor Auto Securitization Trust 2024-2, Series 2024-2A, Class D(f)	7.61%	12/15/26		500,000	504,400
Tricolor Auto Securitization Trust 2024-2, Series 2024-2A, Class E(f)	10.44%	04/15/27		700,000	718,830
Tricolor Auto Securitization Trust 2024-2, Series 2024-2A, Class F(f)	16.56%	04/15/27		700,000	734,720
Tricolor Auto Securitization Trust 2024-3, Series 2024-3A, Class E(f)	8.64%	11/15/27		1,400,000	1,415,120
Tricolor Auto Securitization Trust 2024-3, Series 2024-3A, Class F(f)	13.51%	11/15/27		1,320,000	1,321,320
Trustee for Metro Finance , Series 2023-1, Class E(b)	1M BBSW + 7.00%	02/18/29	A$	672,631	454,166
Trustee for Metro Finance , Series 2023-1, Class F(b)	1M BBSW + 8.75%	02/18/29		436,301	296,719
United Auto Credit Securitization Trust, Series 2022-1, Class E(c)(f)	5.00%	11/10/28		$2,273,000	2,191,854
United Auto Credit Securitization Trust, Series 2023-1, Class E(f)	10.98%	09/10/29		529,000	542,860
United Auto Credit Securitization Trust, Series 2024-1, Class E(f)	10.45%	06/10/27		2,375,000	2,430,337
USASF Receivables LLC, Series 2021-1A, Class D(f)	4.36%	03/15/27		1,125,000	205,988
Veros Auto Receivables Trust, Series 2023-1, Class D(f)	11.46%	08/15/30		1,000,000	1,047,700
Veros Auto Receivables Trust, Series 2024-1, Class D(f)	9.87%	05/15/31		1,000,000	1,013,600
Total Automobile					$82,326,829

Consumer (20.79%)
ACHV ABS Trust, Series 2024-3AL, Class E(f)	7.00%	12/26/31		837,000	797,912
ACHV ABS TRUST, Series 2023-4CP, Class E(f)	10.50%	07/25/26		1,000,000	1,023,300
Affirm Asset Securitization Trust, Series 2024-A, Class 1E(f)	9.17%	02/17/26		1,500,000	1,531,050
Aurorus 2023 BV, Series 2023-1, Class F(b)	11.19%	10/12/26		€500,000	553,175
Aurorus 2023 BV, Series 2023-1, Class G(b)	12.94%	10/12/26		515,000	562,095
Brignole Co., Series 2024-2024, Class D(b)	1M EUR L + 4.00%	02/24/42		526,786	575,330
Brignole Co., Series 2024-2024, Class E(b)	1M EUR L + 5.75%	02/24/42		405,756	442,735
Brignole Co., Series 2024-2024, Class F(b)	1M EUR L + 7.48%	02/24/42		492,828	537,244
Brignole CQ, Series 2024-2024, Class X(b)	1M EUR L + 3.09%	09/24/40		1,527,500	1,663,730
Compartment BL Consumer Credit 2024, Series 2024-1, Class E(b)	1M EUR L + 4.10%	03/25/27		438,000	488,869
Compartment BL Consumer Credit 2024, Series 2024-1, Class F(b)	1M EUR L + 5.80%	03/25/27		462,000	516,510
Compartment BL Consumer Credit 2024, Series 2024-1, Class X1(b)	1M EUR L + 6.80%	03/25/27		343,427	376,887
Equify ABS 2024-1 LLC, Series 2024-1A, Class D(f)	7.77%	05/15/28		$500,000	497,900
FCT Noria 2021, Series 2021-1, Class F(b)	1M EUR L + 3.70%	10/25/49		€274,232	295,789
FCT Noria 2021, Series 2021-1, Class G	5.95%	10/25/49		479,906	496,125

See Notes to Consolidated Financial Statements.

16	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
FCT Pixel 2021, Series 2021-1, Class G	5.50%	02/25/38		€126,831	$133,408
Fortuna Consumer Loan Abs DAC, Series 2024-2, Class G(b)	1M EUR L + 10.50%	01/18/28		500,000	544,527
FTA Santander Consumo 4, Series 2021-4, Class E	4.90%	09/18/32		462,406	502,076
FTA Santander Consumo 6, Series 2024-6, Class E(b)	3M EUR L + 5.50%	09/21/29		500,000	552,685
FTA Santander Consumo 6, Series 2024-6, Class F(b)	3M EUR L + 8.10%	03/21/27		450,000	490,417
GAMMA Sociedade de Titularizacao de Creditos, Series 2024-2, Class D(b)	1M EUR L + 3.40%	02/26/34		500,000	544,527
GAMMA Sociedade de Titularizacao de Creditos, Series 2024-2, Class E(b)	1M EUR L + 3.40%	02/26/34		1,800,000	1,960,297
GAMMA Sociedade de Titularizacao de Creditos SA Consumer Totta 1, Series 2022-1, Class D(b)	3M EUR L + 8.00%	06/28/33		309,364	363,532
Latitude Australia Credit Card Master Trust, Series 2024-2, Class E(b)	1M BBSW + 4.20%	03/22/29	A$	879,000	579,163
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C(f)	8.45%	10/15/29		$517,000	166,732
Marlette Funding Trust 2021-2, Series 2021-2A, Class R(f)(h)	N/A(e)	09/15/31		1,686	33,694
Mercury Financial Credit Card Master Trust, Series 2023-1A, Class B(f)	9.59%	09/20/27		500,000	502,900
NewDay Funding, Series 2022-3A, Class E(b)(c)(f)	SONIA IR + 9.50%	11/15/25		£1,165,000	1,603,618
NewDay Funding, Series 2024-1X, Class E(b)	SONIA IR + 3.55%	03/15/27		393,000	521,250
Newday Funding Master Issuer PLC - Series 2023-1, Series 2023-1X, Class E(b)	SONIA IR + 6.90%	11/15/26		1,305,000	1,788,755
Newday Funding Master Issuer PLC - Series 2024-2, Series 2024-2X, Class E(b)	SONIA IR + 3.90%	07/15/27		686,000	885,629
Newday Funding Master Issuer PLC - Series 2024-3, Series 2024-3X, Class E(b)	N/A(e)	11/15/27		1,503,000	1,940,574
Noria DE 2024, Series 2024-DE1, Class E(b)	1M EUR L + 3.55%	02/25/43		€500,000	544,527
Noria DE 2024, Series 2024-DE1, Class F(b)	1M EUR L + 4.50%	02/25/43		500,000	545,941
Noria DE 2024, Series 2024-DE1, Class G(b)	1M EUR L + 7.25%	02/25/43		500,000	548,878
Oportun Funding Trust, Series 2024-3, Class D(f)	9.60%	01/18/28		$600,000	601,260
Pagaya Ai Debt Grantor Trust, Series 2024-9, Class E(c)(f)	10.11%	07/15/26		1,200,000	1,198,200
Pagaya Ai Debt Grantor Trust, Series 2024-9, Class F(c)(f)	12.00%	09/15/27		1,400,000	1,329,020
Pagaya AI Debt Grantor Trust, Series 2024-5, Class D(f)	12.97%	05/15/26		999,819	1,052,709
Pagaya AI Debt Grantor Trust, Series 2024-8, Class E(f)	10.41%	01/15/32		1,200,000	1,202,400
Pagaya AI Debt Grantor Trust, Series 2024-8, Class F(f)	10.00%	01/15/32		2,000,000	1,831,400
Pagaya AI Debt Grantor Trust 2024-6 and Pagaya AI Debt Trust, Series 2024-6, Class D(f)	11.35%	06/15/26		999,743	1,032,734
Pagaya AI Debt Selection Trust, Series 2024-7, Class D(c)(f)	10.90%	12/15/31		999,783	1,026,377
Pagaya AI Debt Selection Trust, Series 2020-3, Class CERT(b)(d)(f)(h)	N/A(e)	05/17/27		510,470	17,735
Pagaya AI Debt Selection Trust, Series 2021-1, Class C(f)	4.09%	11/15/27		199,795	171,464
Pagaya AI Debt Trust, Series 2022-2, Class C(c)(f)	7.50%	01/15/30		2,499,851	2,445,355
Pagaya AI Debt Trust, Series 2023-1, Class B(c)(f)	9.44%	07/15/30		677,906	688,684
Pagaya AI Debt Trust, Series 2023-5, Class D(f)	9.00%	04/15/31		3,499,970	3,548,970
Pagaya AI Debt Trust, Series 2023-6, Class D(c)(f)	9.00%	06/16/31		2,749,295	2,786,960
Pagaya AI Debt Trust, Series 2023-8, Class E(c)(f)	11.50%	06/16/31		2,498,395	2,408,703
Pagaya AI Debt Trust, Series 2024-1, Class C(f)	8.34%	07/15/31		445,827	456,259
Pagaya AI Debt Trust, Series 2024-1, Class E(c)(f)	11.50%	07/15/31		2,499,375	2,413,397
Pagaya AI Debt Trust, Series 2024-2, Class D(f)	9.00%	08/15/31		1,249,444	1,258,315
Pagaya AI Debt Trust, Series 2024-3, Class D(f)	9.00%	03/15/26		1,450,000	1,453,915
Pagaya AI Debt Trust, Series 2024-3, Class E(f)	11.50%	12/15/26		5,500,000	5,319,050
PAID 2024-10 E	10.41%	06/15/32		2,000,000	2,000,000
Pepper Iberia Consumer 2024, Series 2024-1, Class D(b)	1M EUR L + 2.50%	04/25/37		€700,000	762,338

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	17

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Pepper Iberia Unsecured 2022 DAC, Series 2022-1, Class E(b)(c)	1M EUR L + 4.94%	11/10/32		€462,000	$508,872
Plenti PL-Green ABS Trust, Series 2024-1, Class E(b)	1M BBSW + 5.80%	06/11/35	A$	1,000,000	661,849
Plenti PL-Green ABS Trust, Series 2024-1, Class F(b)	1M BBSW + 7.80%	06/11/35		760,000	503,256
Plenti PL-Green ABS Trust, Series 2024-2, Class F(b)	N/A(e)	04/11/36		1,130,000	744,618
Prosper Marketplace Issuance Trust Series 2023-1, Series 2023-1A, Class D(f)	11.24%	11/15/26		$500,000	520,150
Prosper Marketplace Issuance Trust Series 2023-1, Series 2023-1A, Class E(f)	15.49%	11/15/26		1,000,000	1,018,900
Purchasing Power Funding LLC, Series 2024-A, Class E(f)	10.18%	08/15/28		500,000	510,850
Quarzo Srl, Series 2024-1, Class D(b)	3M EUR L + 3.70%	06/15/41		€500,000	551,434
Reach ABS Trust 2023-1, Series 2023-1A, Class D(f)	12.27%	02/18/31		$2,000,000	2,139,400
Reach ABS Trust 2024-1, Series 2024-1A, Class D(f)	10.64%	09/15/27		200,000	214,280
REPS 2024-B D	8.83%	11/20/37		875,000	874,912
SABADELL CONSUMO 2 FDT, Series 2022-2, Class E(b)	1M EUR L + 7.75%	12/24/34		€502,804	580,669
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 1, Series 2023-1, Class E(b)	1M EUR L + 8.50%	07/27/29		184,988	208,424
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 1, Series 2023-1, Class F	15.00%	07/27/29		184,988	208,565
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class D(b)	1M EUR L + 8.50%	10/27/42		1,300,000	1,415,770
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class E(b)	8.87%	10/27/42		900,000	980,149
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class F(b)	11.72%	10/27/42		900,000	980,149
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class X(b)	1M EUR L + 8.50%	10/27/42		1,300,000	1,415,770
Upstart Pass-Through Trust, Series 2022-ST2, Class CERT(f)(h)	N/A(e)	04/20/30		$2,000,000	343,932
Upstart Pass-Through Trust, Series 2020-ST2, Class CERT(f)(h)	N/A(e)	03/20/28		5,000,000	268,657
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT(f)(h)	N/A(e)	11/20/26		1,150,718	63,921
Upstart Pass-Through Trust, Series 2020-ST5, Class CERT(f)(h)	N/A(e)	12/20/26		10,000,000	871,250
Upstart Pass-Through Trust, Series 2021-ST10, Class CERT(f)(h)	N/A(e)	01/20/30		300,000	105,896
Upstart Pass-Through Trust, Series 2021-ST7, Class CERT(f)(h)	N/A(e)	09/20/29		7,000,000	2,173,024
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT(f)(h)	N/A(e)	11/20/29		1,000,000	345,084
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT(f)(h)	N/A(e)	03/20/30		557,333	177,456
Upstart Securitization Trust, Series 2024-1, Class C(f)	8.68%	11/20/34		1,867,000	1,871,294
Upstart Securitization Trust, Series 2021-4, Class CERT(f)(h)	N/A(e)	09/20/31		6,175	470,943
Upstart Securitization Trust, Series 2022-1, Class B(c)(f)	4.48%	11/20/25		533,000	525,058
Upstart Securitization Trust, Series 2022-1, Class C(f)	5.71%	03/20/32		500,000	254,200
Upstart Securitization Trust, Series 2023-1, Class C(f)	11.10%	02/20/33		1,251,000	1,292,784
Upstart Securitization Trust, Series 2023-2, Class C(c)(f)	11.87%	04/20/28		448,000	468,384
Upstart Securitization Trust, Series 2023-2, Class C(c)(f)	11.87%	06/20/33		1,119,000	1,169,915
Upstart Structured Pass-Through Trust, Series 2022-1A, Class CERT(f)(h)	N/A(e)	04/15/30		608	384,125
Upstart Structured Pass-Through Trust, Series 2022-4A, Class B(c)(f)	8.54%	11/15/30		341,000	343,285
Zip Master Trust, Series 2023-2, Class E(b)	1M BBSW + 12.00%	11/10/25	A$	780,000	543,910
Zip Master Trust, Series 2024-1, Class E(b)	1M BBSW + 7.00%	10/10/25		760,000	505,256
Zip Master Trust, Series 2024-1, Class F(b)	1M BBSW + 8.00%	10/10/25		760,000	504,106
Zip Master Trust, Series 2024-2, Class E(b)	1M BBSW + 6.00%	09/10/27		740,000	487,577
Total Consumer					$87,325,100

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
ASSET-BACKED SECURITIES (continued)

Other Asset-Backed Securities (2.45%)
Business Mortgage Finance 7 PLC, Series 2007-7X, Class M1(b)	SONIA IR + 2.37%	02/15/41	£454,148	$502,147
CFG Investments, Ltd., Series 2023-1, Class A(c)(f)	8.56%	07/25/34	$1,555,000	1,564,641
Conn's Receivables Funding LLC, Series 2022-A, Class C(f)	N/A(e)	12/15/26	278,396	264,810
Conn's Receivables Funding LLC, Series 2023-A, Class B(f)	10.00%	01/17/28	207,600	205,980
Conn's Receivables Funding LLC, Series 2024-A, Class B(f)	9.80%	05/15/25	1,160,000	1,097,592
Conn's Receivables Funding LLC, Series 2024-A, Class C(f)(h)	10.34%	08/15/25	1,080,000	756,000
National Collegiate Student Loan Trust, Series 2005-3, Class B(b)	1M CME TERM SOFR + 0.61%	07/27/37	2,547,000	2,005,253
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(f)(h)	N/A(e)	07/15/69	3,695	1,290,294
Small Business Origination Loan Trust DAC, Series 2024-1, Class D(b)	SONIA IR + 4.25%	12/15/35	£343,792	443,837
SoFi Professional Loan Program, Series 2020-A, Class R1(f)(h)	N/A(e)	05/15/46	$14,661	231,213
SoFi Professional Loan Program , Series 2018-D, Class R1(f)(h)	N/A(e)	02/25/48	27,236	168,359
SoFi Professional Loan Program , Series 2020-A, Class R1(f)(h)	N/A(e)	05/15/46	10,720	169,061
SoFi Professional Loan Program , Series 2020-B, Class R1(f)(h)	N/A(e)	05/15/46	15,664	401,467
SoFi Professional Loan Program , Series 2021-A, Class R1(f)(h)	N/A(e)	08/17/43	35,142	414,351
SoFi Professional Loan Program , Series 2021-B, Class R1(f)(h)	N/A(e)	02/15/47	14,625	446,773
SoFi Professional Loan Program LLC, Series 2017-D, Class R1(f)(h)	N/A(e)	09/25/40	16,181	141,928
SoFi Professional Loan Program LLC, Series 2019-A, Class R1(f)(h)	N/A(e)	06/15/48	32,016	180,310
Total Other Asset-Backed Securities				$10,284,016

TOTAL ASSET-BACKED SECURITIES (Cost $183,644,275)				$179,935,945

COLLATERALIZED LOAN OBLIGATIONS (12.03%)(b)
Annisa CLO, Ltd. 2016-2, Series 2024-2A, Class ERR(c)(f)	3M CME TERM SOFR + 6.93%	07/20/31	$2,005,000	$2,013,622
Bain Capital Credit CLO 2018-2, Series 2018-2A, Class F(f)	3M CME TERM SOFR + 7.86%	07/19/31	1,000,000	793,500
Bain Capital Credit CLO 2018-2, Series 2018-2X, Class F	3M CME TERM SOFR + 7.86%	07/19/31	192,000	152,352
Brightwood Capital MM CLO 2019-1, Ltd., Series 2024-1A, Class A1R(f)	3M CME TERM SOFR + 1.68%	10/15/34	500,000	500,000
Brightwood Capital MM CLO 2019-1, Ltd., Series 2024-1A, Class DR(f)	3M CME TERM SOFR + 4.79%	10/15/34	503,000	500,485
Bryant Park Funding 2021-17R, Ltd., Series 2024-17RA, Class ER(f)	3M CME TERM SOFR + 6.93%	01/20/38	1,410,000	1,381,800
Carlyle Global Market Strategies CLO 2014-2R, Ltd., Series 2018-2RA, Class D(f)	3M CME TERM SOFR + 5.61%	05/15/31	2,083,000	2,055,713
Cedar Funding XIV CLO, Ltd., Series 2024-14A, Class ER(f)	3M CME TERM SOFR + 7.39%	10/15/37	1,653,000	1,619,444
Eaton Vance CLO 2014-1R, Ltd., Series 2018-1RA, Class E(f)	3M CME TERM SOFR + 5.96%	07/15/30	770,000	749,903
Elmwood CLO 18, Ltd., Series 2024-5A, Class FRR(f)	3M CME TERM SOFR + 8.83%	07/17/37	981,000	971,583
Elmwood CLO VIII, Ltd., Series 2024-1A, Class FR(f)	3M CME TERM SOFR + 8.00%	04/20/37	1,000,000	995,300

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	19

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
Elmwood CLO X, Ltd., Series 2024-3X, Class FR	3M CME TERM SOFR + 7.50%	04/20/34	$510,000	$496,230
Galaxy XIX CLO, Ltd., Series 2017-19A, Class D2R(f)	3M CME TERM SOFR + 7.26%	07/24/30	515,000	516,648
Generate CLO 5, Ltd., Series 2024-5A, Class FR(f)	3M CME TERM SOFR + 8.30%	07/22/37	1,750,000	1,724,100
Goldentree Loan Management US Clo 4, Ltd., Series 2019-4A, Class F(f)	3M CME TERM SOFR + 6.66%	04/24/31	527,000	508,291
Goldentree Loan Management US Clo 4, Ltd., Series 2019-4X, Class F	3M CME TERM SOFR + 6.66%	04/24/31	515,000	496,718
Golub Capital Partners CLO 31M, Ltd., Series 2024-31A, Class A1RR(f)	3M CME TERM SOFR + 1.60%	11/05/37	1,495,000	1,495,000
Golub Capital Partners Clo 45M, Ltd., Series 2024-45A, Class A1R(f)	3M CME TERM SOFR + 1.62%	07/20/37	1,431,000	1,431,628
Halsey Point CLO I, Ltd., Series 2024-1A, Class D1R(f)	3M CME TERM SOFR + 4.61%	10/20/37	1,230,000	1,230,000
Halsey Point CLO I, Ltd., Series 2024-1A, Class D2R(f)	3M CME TERM SOFR + 4.61%	10/20/37	750,000	750,000
Halsey Point CLO I, Ltd., Series 2024-1A, Class ER(f)	3M CME TERM SOFR + 7.96%	10/20/37	1,329,000	1,302,420
ICG US Clo 2021-1, Ltd., Series 2021-1A, Class E(f)	3M CME TERM SOFR + 6.59%	04/17/34	900,000	798,030
ICG US CLO 2022-1i, Ltd., Series 2022-1A, Class DJ(f)	3M CME TERM SOFR + 5.73%	07/20/35	500,000	500,200
KKR CLO 15, Ltd., Series 2024-15, Class ER2(f)	3M CME TERM SOFR + 6.50%	01/18/32	1,796,000	1,795,820
KKR Financial CLO 2013-1, Ltd., Series 2024-1A, Class DR2(b)(f)	3M CME TERM SOFR + 6.25%	04/15/29	781,000	782,562
MCF CLO V LLC, Series 2024-1A, Class CR2(f)	3M CME TERM SOFR + 2.55%	10/20/37	424,000	425,611
Oaktree CLO 2021-2, Ltd., Series 2021-2A, Class F(f)	3M CME TERM SOFR + 8.29%	01/15/35	512,000	497,920
Octagon 56, Ltd., Series 2021-1A, Class E(f)	3M CME TERM SOFR + 6.79%	10/15/34	872,000	805,292
OHA Credit Funding 9, Ltd., Series 2024-9A, Class D2R(f)	3M CME TERM SOFR + 4.20%	10/19/37	500,000	501,650
Onex Clo Subsidiary 2024-3, Ltd., Series 2024-33A, Class D2(f)	3M CME TERM SOFR + 4.40%	07/20/37	506,000	506,607
OZLM XI, Ltd., Series 2017-11X, Class ER	3M CME TERM SOFR + 8.71%	10/30/30	622,000	406,664
OZLM XXII, Ltd., Series 2018-22A, Class E(f)	3M CME TERM SOFR + 7.65%	01/17/31	393,000	228,647
Rad CLO 10, Ltd., Series 2021-10A, Class E(f)	3M CME TERM SOFR + 6.11%	04/23/34	457,240	455,960
Regatta XIII Funding, Ltd., Series 2024-2A, Class A2R(f)	3M CME TERM SOFR + 1.50%	07/15/31	1,975,000	1,975,000
Romark CLO II, Ltd., Series 2024-2A, Class BR(c)(f)	3M CME TERM SOFR + 2.00%	07/25/31	3,000,000	3,005,700

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
Romark WM-R, Ltd., Series 2018-1A, Class E(f)	3M CME TERM SOFR + 5.52%	04/20/31	$1,516,000	$1,385,169
Taberna Preferred Funding II, Ltd., Series 2005-2A, Class B(f)	3M CME TERM SOFR + 1.16%	11/05/35	529,000	100,510
Verdelite Static CLO 2024-1, Ltd., Series 2024-1A, Class C(c)(f)	3M CME TERM SOFR + 1.95%	07/20/32	3,000,000	3,006,300
VIBR 2021-13A A2R	3M CME TERM SOFR + 1.70%	01/15/38	5,000,000	5,000,000
Vibrant CLO IV-R, Ltd., Series 2024-4RA, Class B1(f)	3M CME TERM SOFR + 1.95%	10/20/37	562,000	562,000
Vibrant Clo XV, Ltd., Series 2021-15A, Class D1(f)	3M CME TERM SOFR + 5.56%	01/20/35	500,000	500,000
Vibrant Clo XV, Ltd., Series 2021-15A, Class D2(f)	3M CME TERM SOFR + 7.27%	01/20/35	750,000	740,550
Voya CLO 2019-1, Ltd., Series 2024-1A, Class A2RR(f)	3M CME TERM SOFR + 1.60%	10/15/37	1,177,000	1,177,000
Wellfleet CLO 2018-2, Ltd., Series 2024-2A, Class A1R(f)	3M CME TERM SOFR + 1.82%	10/20/31	907,000	907,000
Wellfleet CLO 2018-2, Ltd., Series 2024-2A, Class A2R(f)	3M CME TERM SOFR + 1.82%	10/20/31	500,000	500,000
Wellfleet CLO 2018-2, Ltd., Series 2024-2A, Class BR(f)	3M CME TERM SOFR + 1.82%	10/20/31	1,124,000	1,124,000
Wellfleet CLO 2018-2, Ltd., Series 2024-2A, Class CR(f)	3M CME TERM SOFR + 1.82%	10/20/31	500,000	500,000
Wellman Park CLO, Ltd., Series 2024-1A, Class D2R(f)	3M CME TERM SOFR + 4.65%	07/15/37	644,000	652,372

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $50,578,675)				$50,525,301

PRIVATE SECURED DEBT (2.84%)
BriteCap UniTranche Warehouse(b)(h)	1M CME TERM SOFR + 6.75%	06/30/27	2,578,564	2,578,564
Matthew R. Stubbs, Tranche B Facility Interest(h)	12.00%	03/23/26	5,000,000	5,000,000
Reach Consumer 2022-1, LLC, Class B Facility(b)(h)	1M CME TERM SOFR + 8.50%	11/29/27	1,329,701	1,329,701
SAFCO Warehouse SPV 1, LLC, Class B Facility(b)(h)(i)	1M CME TERM SOFR + 8.25%	06/30/25	686,390	686,390
Sandpiper Funding 2023, LLC, Participation Interest(h)	12.00%	12/06/26	2,150,860	2,150,860
Southwood Financial(b)(h)(i)	1M CME TERM SOFR + 8.00%	09/23/27	196,732	196,732

TOTAL PRIVATE SECURED DEBT (Cost $11,845,705)				$11,942,247

	Shares	Fair Value
PREFERRED STOCKS (0.15%)(b)(j)
New York Mortgage Trust, Inc., Series D	8,071	$186,037

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	21

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

		Fair
	Shares	Value
PREFERRED STOCKS (continued)
New York Mortgage Trust, Inc., Series E	17,808	$443,953

TOTAL PREFERRED STOCKS (Cost $393,259)		$629,990

		Maturity	Principal	Fair
Description	Rate	Date	Amount	Value
SHORT-TERM INVESTMENTS (9.42%)
United States Treasury Bill	4.48%	01/30/25	$40,000,000	$39,548,000

TOTAL SHORT-TERM INVESTMENTS (Cost $39,547,578)				$39,548,000

	7-Day		Fair
	Yield	Shares	Value
MONEY MARKET FUNDS (7.77%)
BlackRock Liquidity Funds T-Fund	4.75%	32,552,379	$32,552,379
BNY Mellon U.S. Treasury Fund, Institutional Class	4.71%	102,395	102,395

TOTAL MONEY MARKET FUNDS (Cost $32,654,774)			$32,654,774

Fair
Value
TOTAL INVESTMENTS (113.53%) (Cost $477,851,760)	476,888,282

Liabilities in Excess of Other Assets (-13.53%)(k)	(56,847,521)
NET ASSETS (100.00%)	$420,040,761

Percentages above are stated as a percentage of net assets as of October 31, 2024
Investment Abbreviations: EURIBOR - Euro Interbank Offered Rate
SONIA IR - Sterling Over Night Index Average
BBSW - Bank Bill Swap Rate
SOFR - Secured Overnight Financing Rate

Reference Rates as of October 31, 2024: 1M EUR L - 1 Month EURIBOR was 3.14%
3M EUR L - 3 Month EURIBOR was 3.06%
6M EUR L - 6 Month EURIBOR was 2.86%
1M SONIA IR - 1 Month SONIA was 4.96%
3M SONIA IR - 3 Month SONIA was 4.98%
1M BBSW - 1 Month BBSW was 4.31%
30D US SOFR - 30 Day US SOFR was 4.85%
12M US FED – 12 Month US FED was 4.83%
1M CME TERM SOFR - CME Term SOFR 1 Month was 4.66%
3M CME TERM SOFR - CME Term SOFR 3 Month was 4.56%
SONIA - SONIA Overnight Interest Rate was 4.95%

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying securities or other call features. Expected maturity may be earlier than legal maturity.
(b)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	On October 31, 2024, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $90,528,837.
(d)	Interest only security.
(e)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(f)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of October 31, 2024, the aggregate market value of those securities was $240,713,099, representing 57.31% of net assets.
(g)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2024.
(h)	This security has been classified as level 3 in accordance with ASC 820 as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(i)	Securities have associated unfunded commitments of $1,610,005 to Reach Consumer 2022-1, LLC, Class B Facility, $267,090 to SAFCO Warehouse SPV 1, LLC, Class B Facility, $2,421,436 to BriteCap UniTranche Warehouse and $3,553,268 to Southwood Financial, respectively.
(j)	Perpetual maturity.
(k)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2024(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
MARKIT CMBX NA BBB- S15 11/64	Morgan Stanley	3.00%	USD	11/18/64	6.82%	5,000,000	$(802,500)	$959,375	$156,875
MARKIT CMBX BB Series 14 Index	Morgan Stanley	5.00%	USD	12/16/72	18.84%	2,000,000	(677,076)	808,750	131,674
MARKIT CMBX BB Series 15 Index	Morgan Stanley	5.00%	USD	11/18/64	13.27%	2,000,000	(524,326)	820,000	295,674
							$(2,003,902)	$2,588,125	$584,223

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	23

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2024(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Markit NA High Yield Index, Series 42	ICE	5.00%	USD	6/20/29	3.12%	12,750,000	$928,587	$(702,483)	$226,105
							$928,587	$(702,483)	$226,105

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2024(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Markit NA High Yield Index, Series 41	ICE	5.00%	USD	12/20/28	2.91%	5,940	$(442)	$307	$(135)
							$(442)	$307	$(135)

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2024

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Unrealized Appreciation/(Depreciation)
Pay	LCH Ltd.	SOFR	06/20/2029	21,700,000	USD	4.01%	$193,226
Pay	LCH Ltd.	SOFR	04/04/2030	48,000	USD	4.06%	530
Pay	LCH Ltd.	SOFR	04/04/2028	415,000	USD	4.11%	4,711
Pay	LCH Ltd.	SOFR	04/05/2027	21,000	USD	4.35%	212
							$198,679

Receive	LCH Ltd.	6M EUR L	02/27/2025	3,500,000	EUR	3.54%	$(212)
Receive	LCH Ltd.	SOFR	06/20/2030	2,390,000	USD	3.97%	(22,433)
Receive	LCH Ltd.	SOFR	06/20/2028	34,306,000	USD	4.08%	(289,283)
Receive	LCH Ltd.	SOFR	04/04/2029	29,896,000	USD	4.11%	(369,046)
Receive	LCH Ltd.	SOFR	06/20/2027	300,000	USD	4.21%	(2,385)
							$(683,359)

FUTURES CONTRACTS - SHORT (CENTRALLY CLEARED)

						Unrealized
				Expiration	Notional	Appreciation/
Description	Counterparty	Position	Contracts	Date	Amount	(Depreciation)
2-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	47	December 2024	$(9,679,430)	$68,766
5-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	336	December 2024	(36,030,750)	766,773
10-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	22	December 2024	(2,430,312)	78,391
AUD/USD CURRENCY	Wells Fargo Securities, LLC	Short	85	December 2024	(5,590,875)	124,483
EUR/BOB CURRENCY	Wells Fargo Securities, LLC	Short	2	December 2024	(257,035)	5,223
EUR/USD CURRENCY	Wells Fargo Securities, LLC	Short	360	December 2024	(49,005,000)	1,009,318
GBP/USD CURRENCY	Wells Fargo Securities, LLC	Short	564	December 2024	(45,405,525)	842,862
					$(148,398,927)	$2,895,816

RISK DISCLOSURES

Holdings contained herein are subject to change.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing. Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	25

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

October 31, 2024

ASSETS:
Investments, at fair value (Cost $477,851,760)	$476,888,282
Cash	121,053
Foreign Currency, at fair value (Cost $6,575,651)	6,545,876
Unrealized appreciation on credit default swap contracts	584,223
Receivable on derivative contracts	268,364
Variation margin receivable on centrally cleared swap contracts	18,086
Variation margin receivable for Futures Contracts	418,434
Receivable for investment securities sold	6,291,461
Interest receivable	2,242,370
Capital shares sold receivable	5,685,224
Deposits held with brokers for derivatives and reverse repurchase agreements	7,551,601
Prepaid expenses and other assets	16,638
Total Assets	506,631,612

LIABILITIES:
Payable for swap contracts premiums	2,588,125
Payable for investment securities purchased	26,802,172
Payable for reverse repurchase agreements, including accrued interest of $280,590	56,115,602
Payable for shareholder servicing and distribution fees for Class A-2	80,695
Net payable to Adviser for investment advisory fees	363,030
Accrued fund accounting, administration and compliance fees payable	196,517
Other payables and accrued expenses	444,710
Total Liabilities	86,590,851
Net Assets Attributable to Shareholders	$420,040,761

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$418,266,862
Total distributable earnings	1,773,899
Net Assets Attributable to Shareholders	$420,040,761

NET ASSET VALUE
Class I:
Net assets	$277,806,898
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	14,281,688
Net Asset Value per Share	$19.45
Class A-2:
Net assets	$142,233,863
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	7,497,187
Net Asset Value per Share	$18.97

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Operations

For the Year Ended October 31, 2024
INVESTMENT INCOME:
Dividends on short term money market funds	$51,202
Interest	29,905,851
Total Investment Income	29,957,053

EXPENSES:
Investment advisory fee	5,185,704
Fund Accounting and Administration fees	817,876
Compliance fees	29,201
Legal fees	370,096
Audit fees	275,294
Organization expenses	21,650
Trustees' fees and expenses	78,000
Transfer agent fees	452,027
Interest on reverse repurchase agreements	3,101,756
Distribution and shareholder servicing fees	524,850
Other expenses	335,043
Total Expenses	11,191,497
Less expenses reimbursed by Adviser (See Note 4)	(536,188)
Less advisory fees waived (See Note 4)	(864,284)
Net Expenses	9,791,025
Net Investment Income	20,166,028

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	2,068,628
Credit default swap contracts	1,008,783
Interest rate swap contracts	1,327,025
Futures contracts	(3,134,966)
Foreign currency transactions	(455,315)
Net realized gain	814,155
Net change in unrealized appreciation/(depreciation) on:
Investment securities	9,797,830
Credit default swap contracts	879,177
Interest rate swap contracts	(1,917,014)
Futures contracts	2,194,077
Foreign currency transactions	111,095
Net change in unrealized appreciation/(depreciation)	11,065,165
Net Realized and Unrealized Gain on Investments	11,879,320
Net Increase in Net Assets Attributable to Shares from Operations	$32,045,348

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	27

1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
FROM OPERATIONS:
Net investment income	$20,166,028	$9,616,569
Net realized gain/(loss)	814,155	(269,106)
Net change in unrealized appreciation	11,065,165	4,566,452
Net Increase in Net Assets Attributable to Shares from Operations	32,045,348	13,913,915
DISTRIBUTIONS TO SHAREHOLDERS:
Class I
From distributable earnings	(18,443,929)	(13,128,665)
Class A-2
From distributable earnings	(6,258,306)	(609,817)
Net Decrease in Net Assets from Distributions to Shareholders	(24,702,235)	(13,738,482)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	136,743,777	44,918,206
Cost of shares redeemed	(12,867,476)	(15,151,352)
Net asset value of shares issued to shareholders from reinvestment of dividends	4,005,239	3,104,092
Transfer in/(out)	25,118	–
Net Increase from Capital Share Transactions	127,906,658	32,870,946
Class A-2
Proceeds from sale of shares	120,020,234	16,697,188
Cost of shares redeemed	(2,185,288)	(263,548)
Net asset value of shares issued to shareholders from reinvestment of dividends	5,315,241	609,817
Transfer in/(out)	(25,118)	–
Net Increase from Capital Share Transactions	123,125,069	17,043,457
Net Increase in Net Assets	258,374,840	50,089,836

NET ASSETS:
Beginning of year	161,665,921	111,576,085
End of year	$420,040,761	$161,665,921

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
OTHER INFORMATION:
Capital Share Transactions:

Class I
Beginning shares	7,633,842	5,867,411
Shares sold	7,108,177	2,420,625
Shares redeemed	(671,069)	(824,896)
Shares issued as reinvestment of dividends	209,424	170,702
Transfer in/(out)	1,314	–
Ending Shares	14,281,688	7,633,842

Class A-2
Beginning shares	980,262	47,972
Shares sold	6,350,301	912,936
Shares redeemed	(115,899)	(14,207)
Shares issued as reinvestment of dividends	283,837	33,561
Transfer in/(out)	(1,314)	–
Ending Shares	7,497,187	980,262

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	29

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$32,045,348

Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(370,723,526)
Proceeds from disposition of investment securities	183,416,938
Discounts (accreted)/premiums amortized	(1,522,910)
Net realized (gain)/loss on:
Investment securities	(2,068,628)
Interest Rate Swaps	(1,327,025)
Credit default swap contracts	(1,008,783)
Futures contracts	3,134,966
Foreign currency transactions	455,315
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(9,797,830)
Foreign currency transactions	(111,095)
Net purchase of short-term investments and money market funds	(42,829,011)
Net payments received from/(made to) counterparties for derivative contracts	1,049,678
(Increase)/Decrease in assets:
Variation margin receivable on centrally cleared swap contracts	51,944
Variation margin receivable on futures contracts	(316,095)
Interest receivable	(1,228,248)
Unrealized appreciation on credit default swap contracts	(557,598)
Prepaid expenses and other assets	32,220
Increase/(Decrease) in liabilities:
Net payable to Adviser for investment advisory fees	186,626
Accrued fund accounting, administration and compliance fees payable	63,220
Interest payable on reverse repurchase agreements	51,224
Payable for shareholder servicing and distribution fees for Class A-2	70,289
Other payables and accrued expenses	157,247
Net Cash Used in Operating Activities	$(210,775,735)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$539,795,640
Cash payments for reverse repurchase agreements	(540,736,413)
Proceeds from shares sold (net of capital shares sold receivable)	252,041,586
Cost of shares redeemed	(15,052,764)
Distributions paid to shareholders	(15,381,755)
Net Cash Provided by Financing Activities	$220,666,294

Effect of exchange rates on cash	$(344,220)
Net Increase in Cash, Restricted Cash and Foreign Rates on Cash	$9,546,339
Cash and restricted cash, beginning balance	$4,672,191
Cash and restricted cash, ending balance	$14,218,530
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$3,050,532
Reinvestment of distributions	$9,320,480

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2024

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	October 31, 2024	October 31, 2023
Unrestricted cash and foreign currency	$6,666,929	$2,748,555
Restricted cash within Deposits held with brokers for derivatives and reverse repurchase agreements	$7,551,601	$1,923,636

Unrestricted Cash and Restricted Cash(a)	$14,218,530	$4,672,191

(a)	Restricted cash as of October 31, 2024 includes $3,008,869 of margin posted as collateral on futures contracts and $4,542,732 margin posted as collateral on credit default and interest rate swap contracts. Restricted cash as of October 31, 2023 includes $271,244 of margin posted as collateral on futures contracts and $1,652,392 of margin posted as collateral on credit default and interest rate swap contracts. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	31

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class I	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year	$18.80	$18.86	$21.62	$19.22	$20.38
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.38	1.37	1.47	1.08	0.59
Net realized and unrealized gain/(loss) on investments	0.87	0.62	(2.23)	2.52	(0.55)
Total Income/(Loss) from Investment Operations	2.25	1.99	(0.76)	3.60	0.04

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.60)	(1.20)	(1.30)	(1.20)	(0.77)
From net realized gains	–	(0.85)	(0.70)	–	–
From tax return of capital	–	–	–	–	(0.43)
Total Distributions to Shareholders	(1.60)	(2.05)	(2.00)	(1.20)	(1.20)

Net asset value per share - end of year	$19.45	$18.80	$18.86	$21.62	$19.22

Total Investment Return - Net Asset Value(b)	12.40%	11.32%	(3.78%)	19.10%	0.53%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of year (000s)	$277,807	$143,547	$110,680	$110,570	$86,791
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.28%	4.83%	3.48%	2.84%	2.55%
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	3.76%	5.73%	4.54%	3.73%	4.02%
Ratio of net investment income to average net assets	7.16%	7.37%	7.30%	5.17%	3.07%
Portfolio turnover rate	67.65%	55.95%	77.20%	107.74%	79.44%

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A-2	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Period May 1, 2021 (inception of Class) to October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year/period	$18.48	$18.68	$21.55	$21.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.24	1.30	1.31	0.63
Net realized and unrealized gain/(loss) on investments	0.85	0.55	(2.18)	0.51
Total Income/(Loss) from Investment Operations	2.09	1.85	(0.87)	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.60)	(1.20)	(1.30)	(0.60)
From net realized gains	–	(0.85)	(0.70)	–
Total Distributions to Shareholders	(1.60)	(2.05)	(2.00)	(0.60)

Net asset value per share - end of year/period	$18.97	$18.48	$18.68	$21.55

Total Investment Return - Net Asset Value(b)	11.72%	10.64%	(4.38%)	5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of year/period (000s)	$142,234	$18,119	$896	$106
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.75%	5.46%	4.67%	3.32	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.23%	6.30%	5.72%	4.25	%(c)
Ratio of net investment income to average net assets	6.58%	7.05%	6.69%	5.86	%(c)
Portfolio turnover rate	67.65%	55.95%	77.20%	107.74	%(d)

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(c)	These ratios to average net assets have been annualized.
(d)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2024	33

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (‘‘Shares’’). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (‘‘NAV’’) per Share of at least 5% of outstanding Shares.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing in a wide array of predominantly structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. 1WS Credit also wholly owns and consolidates 1WSCIF REIT, LLC (the “REIT SPV”), a Delaware limited liability company formed on February 21, 2024, to make certain real estate investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the REIT SPV pursuant to a limited liability agreement dated February 21, 2024. The REIT SPV completed a private placement of 125 shares of Class A Non-Voting Preferred Units (the “Preferred Units”) for aggregate gross proceeds of $125,000. The Preferred Units have a liquidation preference of $1,000 per share, plus an amount equal to accrued but unpaid dividends. The Preferred Units’ dividends are cumulative at a rate of 12.0% per annum of the initial $1,000 purchase price. Where context requires, the “Fund” includes the Fund, the Cayman Islands SPV and the REIT SPV.

1WS Capital Advisors, LLC (the ‘‘Adviser’’ or ‘‘1WS’’) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (‘‘OWS’’), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

The Fund currently offers Institutional (“Class I”) Shares and Brokerage Class ("Class A-2") Shares (collectively, the "Share Classes"). Both Share Classes of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. Class A-2 Shares are offered subject to a maximum sales charge of 3.00% of their offering price and an asset-based distribution/shareholder servicing fee not to exceed 0.75% of its net assets and Class I shares are not subject to any sales load or asset-based distribution fee. Class A-2 Shares purchased without a sales charge may be subject to a 1.50% contingent deferred sales charge ("CDSC"). The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Class I and Class A-2 shares commenced operations on March 4, 2019 and May 1, 2021, respectively.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (‘’FASB’’) Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV and its investment in the REIT SPV because 1WS Credit is the sole shareholder of these entities. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s and REIT SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV and REIT SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser, the Fund's "Valuation Designee" (as such term is defined in Rule 2a-5 of the 1940 Act).

Fund Valuation: Class I and Class A-2 Shares are offered at NAV. The NAV per share of each class is determined daily. The Fund's NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received). The Fund's NAV is then allocated pro-rata between the share classes, adjusting for share class specific liabilities. The NAV of each share class is then divided by the total number of Shares outstanding of each share class at each day's end.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a ‘‘RIC’’) under Subchapter M of the Internal Revenue Code (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

The REIT SPV intends to qualify and elect to be taxed as a Real Estate Investment Trust (“REIT”) for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2024. If the REIT SPV continues to qualify for taxation as a REIT, the REIT SPV will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains).

For the year ended October 31, 2024, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

NOTE 3. PORTFOLIO VALUATION

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1— Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2— Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Annual Report | October 31, 2024	35

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

Level 3— Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain, the Fund may fair value certain investments using internal manager marks. As of October 31, 2024, 3.37% of the investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of October 31, 2024:

Investments in Securities at Fair Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$112,915,508	$–	$112,915,508
Commercial Mortgage-Backed Securities	–	44,569,733	4,166,784	48,736,517
Asset-Backed Securities	–	169,359,874	10,576,071	179,935,945
Collateralized Loan Obligations	–	50,525,301	–	50,525,301
Private Secured Debt	–	–	11,942,247	11,942,247
Preferred Stocks	629,990	–	–	629,990
Short-Term Investments	39,548,000	–	–	39,548,000
Money Market Funds	32,654,774	–	–	32,654,774
Total	$72,832,764	$377,370,416	$26,685,102	$476,888,282
Derivative Instruments
Assets:
Credit Default Swap Contracts	$–	$810,328	$–	$810,328
Interest Rate Swap Contracts	–	198,679	–	198,679
Future Contracts	2,895,816	–	–	2,895,816
Liabilities:
Credit Default Swap Contracts	$–	$(135)	$–	$(135)
Interest Rate Swap Contracts	–	(683,359)	$–	(683,359)
Total	$2,895,816	$325,513	$–	$3,221,329

There were no changes in valuation technique.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the year ended October 31, 2024 of the Fund’s Level 3 portfolio investments:

	Commercial Mortgage-Backed Securities	Asset Backed Securities	Collateralized Loan Obligations	Private Secured Debt	Total
Balance as of October 31, 2023	$4,070,067	$6,955,708	$905,510	$2,083,500	$14,014,785
Accrued discount/premium	–	(1,274,720)	(5,692)	39,115	(1,241,297)
Net Realized Gain/(Loss) and	45,455	(515,484)	(222,273)	1,143	(691,159)
Net Change in Unrealized App/Dep	(45,454)	(231,661)	195,716	96,542	15,143
Purchases	2,238,773	5,643,169	–	13,841,869	21,723,811
Sales Proceeds(1)	(2,142,057)	(941)	(873,261)	(4,119,922)	(7,136,181)
Balance as of October 31, 2024	$4,166,784	$10,576,071	$–	$11,942,247	$26,685,102
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2024	$(45,454)	$(414,118)	$–	$96,542	$(459,572)

(1)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2024:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Commercial Mortgage-Backed Securities	$ 4,166,784	Internal Model	Loss Severity Analysis	$100(1)
Asset-Backed Securities	$ 9,820,071	Broker Pricing	Indicative Quotes	$3-$63,179(2)
Asset-Backed Securities	$ 756,000	Internal Model	Loss Severity Analysis	$70(1)
Private Secured Debt	$11,942,247	Internal Model	Loss Severity Analysis	$100(3)

(1)	Inputs are based on yields ranging from 11.77% - 23.00%.

(2)	Input is based on the total market value of the outstanding position, of which the Fund owns 0.38% - 9.87%.

(3)	Input is due to immaterial delinquencies on the underlying collateral.

NOTE 4. FEES AND EXPENSES INCLUDING RELATED PARTY TRANSACTIONS

Related Party Fees and Expenses

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2024, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement and/or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business — collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of the recoupment. Under the Expense Limitation Agreement, the Adviser is not permitted to recoup such expenses beyond three years from the date on which the Adviser reduced a fee or reimbursed an expense. The Expense Limitation Agreement will remain in effect until March 1, 2025, unless and until the Trustees approve its modification or termination.

Annual Report | October 31, 2024	37

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

As of October 31, 2024, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2024	Expires October 31, 2025	Expires October 31, 2026	Expires October 31, 2027
$580,191	$810,698	$712,874	$536,188

Other Fees and Expenses

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $25,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the ‘‘Distribution Agreement’’) with ALPS Distributors, Inc. (the ‘‘Distributor’’), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Class A-2 Shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Intermediaries for selling shares of the Fund, and providing, or arranging for the provision of, Shareholder Services (the “Shareholder Servicing Fees”), and ongoing distribution and/or marketing services to the Fund (the “Distribution Fees”). The Distribution Fees and Shareholder Servicing Fees, as applicable, are accrued daily and paid monthly in an amount not to exceed, in the aggregate for Class A-2 Shares, 0.75% (on an annualized basis) of the net asset value of Class A-2 Shares of the Fund. For each class of shares of the Fund, under no circumstances shall Shareholder Servicing Fees exceed 0.25% of the net asset value of such class. The Distribution Fees and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. For the year ended October 31, 2024, Class A-2 shares expensed $524,850 for Shareholder Servicing Fees and Distribution Fees.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual consolidated financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the year ended October 31, 2024, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$397,284,335	$189,141,709

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (‘‘Credit Investments’’), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (‘‘MBS’’), as well as real estate loans or pools of such loans; (ii) asset-backed securities (‘‘ABS’’), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and subordinated tranches of collateralized loan obligations (‘‘CLOs’’) and collateralized debt obligations (‘‘CDOs’’); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the subordinated tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (‘‘ETFs’’) and up to 15% of its net assets in funds that are excluded from the definition of ‘‘investment company’’ under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.) The Fund may invest in derivatives subject to the limitations set forth in Rule 18f-4 under the 1940 Act.

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as ‘‘high yield’’ securities or ‘‘junk bonds’’) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

Annual Report | October 31, 2024	39

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within variation margin receivable/payable on centrally cleared swap contracts on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations. For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the year ended October 31, 2024:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Credit default swap contracts	$810,328	$(135)	$1,008,783	$879,177
Interest swap contracts	198,679	(683,359)	1,327,025	(1,917,014)
Futures contracts	2,895,816	–	(3,134,966)	2,194,077
Total derivatives	$3,904,823	$(683,494)	$(799,158)	$1,156,240

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin receivable/(payable) of $418,434 for futures, $(33,470) for credit default swaps and $51,556 for interest rate swaps is reported within the Consolidated Statement of Assets and Liabilities. Total cumulative appreciation/depreciation on futures contracts as shown on the table above is reported on the Consolidated Statement of Investments.

The average short notional value and number of short futures contracts outstanding during the year ended October 31, 2024 was $91,992,742 and 884, respectively. The average long notional value and number of long futures contracts outstanding during the year ended October 31, 2024 was $205,188 and 1, respectively. The average notional value of credit default swap contracts related to the sale protection outstanding during the year ended October 31, 2024 was ($18,022,212). The average notional value of credit default swap contracts related to the buy protection outstanding during the year ended October 31, 2024 was $3,877,970. The average notional value of interest rate swap contracts outstanding during the year ended October 31, 2024 was $70,876,000.

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. The Fund invests in futures, interest rate swaps and credit default swaps that are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

October 31, 2024

				Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	$584,223	$–	$584,223	$–	$–	$584,223
Total	$584,223	$–	$584,223	$–	$–	$584,223

Annual Report | October 31, 2024	41

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

October 31, 2024

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Reverse repurchase agreements	$56,115,602	$–	$56,115,602	$(56,115,602)	$–	$–
Total	$56,115,602	$–	$56,115,602	$(56,115,602)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at October 31, 2024 was $90,528,837. During the year ended October 31, 2024, the average amount of reverse repurchase agreements outstanding was $47,154,195, at a weighted average interest rate of 6.32%.

The following table indicates the total amount of reverse repurchase agreements, including accrued interest, reconciled to the Fund’s liability as of October 31, 2024:

	Less than 30 days	30-90 days	Greater than 90 days	Total
Residential Mortgage-Backed Securities	$–	$9,750,793	$11,492,244	$21,243,037
Commercial Mortgage-Backed Securities	349,860	3,084,734	376,495	3,811,089
Asset Backed Securities	638,731	22,696,615	904,358	24,239,704
Collateralized Loan Obligations	–	6,821,772	–	6,821,772
Total	$988,591	$42,353,914	$12,773,097	$56,115,602

*	Reverse repurchase agreements in the amount of $55,476,871 have financing with extendable provisions that automatically renew per the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

42	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

During the year ended October 31, 2024, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. No repurchase offers during the year ended October 31, 2024 were oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Commencement Date	12/21/23	3/19/24	6/18/24	9/17/24
Repurchase Pricing Date	1/12/24	4/10/24	7/10/24	10/9/24
% of Outstanding Shares Offered to be Repurchased	5.00%	5.00%	5.00%	5.00%
% of Outstanding Shares Repurchased	1.97%	1.11%	0.27%	1.67%
Repurchased Amount	$4,345,437	$3,121,837	$911,689	$6,673,801
Repurchased Shares	229,432	163,145	47,336	347,055

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Leverage Risk: Under current market conditions, the Fund may utilize leverage principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss.

Annual Report | October 31, 2024	43

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non- performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in junior tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

44	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

For the year ended October 31, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Decrease Paid-in Capital	Increase Total Distributable Earnings
$(44,897)	$44,897

The reclassifications were primarily related to non-deductible offering costs.

As of October 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$129,722
Accumulated capital losses	(2,082,937)
Unrealized appreciation/(depreciation)	3,785,291
Other Cumulative effect of timing differences	(58,177)
Total	$1,773,899

The Fund used capital loss carryovers of $929,646 during the year ended October 31, 2024.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2024, were as follows:

Cost of investments for income tax purposes	$472,752,686
Gross appreciation (excess of value over tax cost)	$18,445,070
Gross depreciation (excess of tax cost over value)	(14,309,474)
Net depreciation of foreign currency	(350,305)
Net unrealized appreciation/(depreciation)	$3,785,291

Capital Losses: under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short Term Loss Carry Forward	Long Term Loss Carry Forward
$–	$2,082,937

Annual Report | October 31, 2024	45

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2024

The tax character of distributions paid for the fiscal years ended October 31, 2024 and October 31, 2023 were as follows:

2024
Distributions Paid From:
Ordinary Income	$24,702,235
Long-Term Capital Gain	–
Total	$24,702,235

2023
Distributions Paid From:
Ordinary Income	$7,745,316
Long-Term Capital Gain	5,993,166
Total	$13,738,482

NOTE 12. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions through the date the consolidated financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on December 17, 2024. The Fund intends to complete the quarterly repurchase offer on January 8, 2025.

Management has determined that there were no other subsequent events requiring disclosure.

46	www.1wscapital.com

1WS Credit Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of 1WS Credit Income Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of 1WS Credit Income Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

December 23, 2024

We have served as the auditor of 1WS Credit Income Fund since 2018.

Annual Report | October 31, 2024	47

1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2024 (Unaudited)

At a meeting held on September 18, 2024, the Board of Trustees (the “Board”) of 1WS Credit Income Fund, a Delaware statutory trust (the “Fund”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and 1WS Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”), for an additional one-year term. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided to the Fund by the Adviser; (ii) the investment performance of the Fund and Adviser; (iii) the fees and expenses of the Fund; (iv) information on the profitability of the Adviser and its affiliates; and (v) other potential benefits to the Adviser from its relationship with the Fund. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted One William Street Capital Management, L.P.’s, the sole managing member of the Adviser (“OWS”), assets under management, positive earnings and sound capital position. The Trustees also took into account OWS’s representation, as the sole managing member of the Adviser, that its current financial condition enables the Adviser to provide quality services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the management and operation of the Fund's assets in managing funds and other alternative investment vehicles. The Board noted that the Adviser provides, at its own expense, facilities necessary for the operation of the Fund and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Executive Officer and the Chief Financial Officer. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and that these services would be of high quality.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Fund. The Trustees observed that the Fund had experienced outperformance versus the Fund’s benchmarks over various periods, noting that performance has met expectations.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Trustees considered that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% of gross assets per annum, and that, for the one-year period beginning on March 1, 2024, the Adviser has voluntarily agreed to reduce the management fee to 1.25% of the Fund’s daily gross assets. The Trustees also considered information showing a comparison of the advisory fees compared with fees of other similar 1940 Act-registered products, as well as the fees of similar funds managed by the Adviser (or its affiliates). The Board noted that the fees and expenses paid under the Advisory Agreement were somewhat higher than the average advisory fee on gross assets of other similar closed-end funds, but comparable to those charged by the Adviser to comparable accounts which the Adviser (or its affiliates) manages. It was noted that, unlike other funds managed by the Adviser (or its affiliates) and certain other funds in the peer group, the Fund is not subject to a performance or incentive fee. The Trustees observed that the Fund has in place an agreement with the Adviser under which the Fund benefits from a 50 basis point expense limitation/cap on non-management gross assets. Based on its review, the Board concluded that the level of the management fee for the Fund was fair and reasonable in light of the extent and quality of services provided to the Fund. In reaching this conclusion, the Trustees also considered the profitability of the Adviser and its affiliates from the relationship with the Fund as well as other factors discussed below. The Trustees observed the lack of significant profitability from the Fund during the period, given the relatively small asset size of the Fund and the effect of the expense cap.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the fees paid pursuant to the Advisory Agreement. The Board concluded that the Fund benefits from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees observed that because the Fund has not yet reached meaningful asset levels, the Trustees did not consider specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.

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1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2024 (Unaudited)

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term.

Annual Report | October 31, 2024	49

1WS Credit Income Fund	Additional Information

October 31, 2024 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Fund’s website located at https://www.1wscapital.com or on the SEC’s website at https://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at https://www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

50	www.1wscapital.com

1WS Credit Income Fund	Trustees and Officers

October 31, 2024 (Unaudited)

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o 1WS Credit Income Fund, 299 Park Avenue, 25th Floor, New York, New York 10171.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Michael M. Knetter Year of Birth: 1960	Trustee (since inception)	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin − Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business -Dartmouth College, 1998 to 2002.	None(3)	Trustee, Neuberger Berman Mutual Funds (2007 - present); Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.
George W. Morriss Year of Birth: 1947	Trustee (since inception)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 - 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank (currently known as M&T Bank), Connecticut (a financial services company), 1991 to 2001.	None(3)	Trustee, Neuberger Berman Mutual Funds (chair of closed-end fund committee; vice-chair, contract review committee; chair of audit committee from 2010 to 2017; member of executive committee and investment performance committee) (February 2007 — present); trustee and chairman of the board, Thrivent Church Loan and Income Fund (September 2018 — July 2023); formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Annual Report | October 31, 2024	51

1WS Credit Income Fund	Trustees and Officers

October 31, 2024 (Unaudited)

INTERESTED TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Kurt A. Locher(4) Year of Birth: 1966	Trustee and Chief Executive Officer (since inception)	Chief Operating Officer of One William Street Capital Management, L.P. (“OWS”), the managing member of 1WS Capital Advisors, LLC (the “Adviser”).	None(3)	Director of One William Street Capital Offshore Fund, Ltd. and other affiliated private funds of OWS.
OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Stephanie Dolan Year of Birth: 1963	Chief Financial Officer and Principal Accounting Officer (since inception)	Chief Financial Officer/Controller of OWS, the managing member of the Adviser.
Lucas Foss Year of Birth: 1977	Chief Compliance Officer and AML Officer (since 2024)	Director, Fund Compliance and Governance of SS&C ALPS, an affiliate of the Fund.

(1)	Each Trustee serves until resignation or removal from the Board.

(2)	Fund Complex means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”

(3)	Other than the Fund.

(4)	Mr. Locher is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position as an officer of the Adviser and an officer of OWS.

52	www.1wscapital.com

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

Annual Report | October 31, 2024	53

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any express or implicit waivers from any provisions of the Code of Ethics.

(e)	Not applicable.

(f)	Attached as Exhibit 19(a)(1) is a copy of the registrant’s Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Trustees (“Board”) of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated George W. Morriss as the registrant’s Audit Committee Financial Expert. Mr. Morriss is “independent” within the meaning of that term as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the registrant for the fiscal years ended October 31, 2024 and October 31, 2023 were $210,000 and $150,000, respectively. This amount represents aggregate fees billed by the registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: Audit-Related fees billed in the fiscal years ended October 31, 2024 and October 31, 2023 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item were $10,000 and $7,600, respectively.

(c)	Tax Fees: The tax fees billed for the fiscal years ended October 31, 2024 and October 31, 2023 were $55,294 and $19,950, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the 1WS Credit Income Fund’s (the “Fund”) federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2024 and October 31, 2023, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal accountant must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item met the waiver requirements for preapproval pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the registrant’s investment adviser pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 19(c) is a copy of the investment adviser’s proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	David Sherr. As of the date of this filing, Mr. Sherr serves as the Portfolio Manager of the Fund and has served as the Fund’s Portfolio Manager since the Fund’s inception. Mr. Sherr founded One William Street Capital Management, L.P. (“OWS”), the managing partner of 1WS Capital Advisors, LLC, the Fund’s adviser (the “Adviser”). OWS commenced operations in 2008. Mr. Sherr has over 30 years of experience in the investing and origination businesses, fixed income markets, and managing global trading. Prior to founding OWS, Mr. Sherr was a Managing Director and Global Head of Securitized Products at Lehman Brothers. In that capacity, Mr. Sherr had senior management responsibilities in Fixed Income, Principal Investing and Lending and Investment Banking. Mr. Sherr graduated with a B.S. in Finance from Babson College.

(a)(2)(ii)	As of October 31, 2024, Mr. Sherr was responsible for the management of the following types of accounts in addition to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Sherr	None	$0	6[1]	$6,724	1[2]	$405

[1]	6 accounts invested in pooled investment vehicles of total market value $6,724 million are subject to a performance-based advisory fee.

[2]	One separately managed account of total market value of $405 million is subject to a performance-based advisory fee.

(2)(iv) Potential Conflicts of Interest

The Adviser (which includes its managing member, OWS, as applicable) and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts.

Allocation of Opportunities. The Adviser will seek to allocate orders and investment opportunities among clients in a manner that it believes is equitable and in the best interests of all of its clients.

Conflicts of Interest Among Accounts. At times, the Adviser and/or its affiliates may determine that an investment opportunity may be appropriate for only some clients (including the Fund), or may decide that certain clients should take differing positions with respect to a particular security even though they share investment objectives. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among clients (such as where certain clients pay higher management fees), a portfolio manager might be motivated to help certain clients over others. A portfolio manager might be motivated to favor accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Investments by Adviser or Related Entities. The Adviser or a related entity may make investments in Credit Investments for its own accounts.

(a)(3) Compensation

OWS (the ‘‘Managing Member’’) is the managing member of the Adviser. The Portfolio Manager controls the Managing Member and the Adviser and shares in the overall profitability of the Adviser and the Managing Member, which includes profits generated from the Fund’s fees. The compensation of the Portfolio Manager is not based, other than in an indirect manner as part of the overall profitability of the Adviser/Managing Member, upon the specific pre- or after-tax performance of client accounts that the Portfolio Manager manages.

(a)(4) Portfolio Manager Securities Ownership

As of October 31, 2024, the Portfolio Manager beneficially owned over $1,000,000 of equity securities in the Fund.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	The proxy voting policies and procedures of the Fund’s investment adviser are attached as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 6, 2025

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and
Principal Accounting Officer
Date:	January 6, 2025